VANGUARD(R)CALIFORNIA TAX-EXEMPT FUNDS

SEMIANNUAL REPORT - MAY 31, 2001

BOND

INCLUDED WITHIN THIS REPORT:
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
VANGUARD CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
VANGUARD CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

[PHOTO OF COMPASS/SHIP]

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

SOME LESSONS
 FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* The Vanguard California Tax-Exempt Funds earned solid fiscal half-year returns.
* Interest rates generally declined during the six months, providing a boost to prices of all but the longest-maturity securities.
* Municipal bonds performed well during the period, easily outpacing the returns from stocks, which continued to struggle.

CONTENTS

 1 Letter from the Chairman
 6 Report from the Adviser
 9 Fund Profiles
12 Glossary of Investment Terms
13 Performance Summaries
15 Financial Statements

LETTER
 from the Chairman

Dear Shareholder,

In an environment that was friendly to bonds but hostile to stocks, THE VANGUARD CALIFORNIA TAX-EXEMPT FUNDS earned solid six-month total returns.

     As you can see in the adjacent table, for the period ended MAY 31, 2001, the return of the Insured Intermediate-Term Tax-Exempt Fund was just below that of its average competitor, and the return of the Insured Long-Term Tax-Exempt Fund matched that of its average peer. The Intermediate-Term Fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $10.82 per share on November 30, 2000, to $10.94 per share on May 31, 2001, and is adjusted for dividends totaling $0.248 per share paid from net investment income. The Long-Term Fund's return is based on an increase in net asset value from $11.40 per share on November 30, 2000, to $11.48 per share on May 31, 2001, and is adjusted for dividends totaling $0.285 per share paid from net investment income.

TOTAL RETURNS                        Six Months Ended
                                         May 31, 2001
-----------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
  MONEY MARKET FUND                              1.5%
  (SEC 7-Day Annualized Yield: 2.90%)
Average California Tax-Exempt
  Money Market Fund*                             1.3
-----------------------------------------------------
VANGUARD CALIFORNIA INSURED
  INTERMEDIATE-TERM TAX-EXEMPT FUND              3.4%
Average California Intermediate Municipal
  Debt Fund*                                     3.5
-----------------------------------------------------
VANGUARD CALIFORNIA INSURED LONG-TERM
  TAX-EXEMPT FUND                                3.2%
Average California Insured Municipal Debt Fund*  3.2
-----------------------------------------------------
Lehman Municipal Bond Index                      4.7
-----------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table also presents the six-month return of Vanguard California Tax-Exempt Money Market Fund, which outperformed its average peer during the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed.

     On May 31, the Insured Intermediate-Term Fund's yield was 4.16%, down from 4.45% at the end of November 2000; the Insured Long-Term Fund's yield stood at 4.59%, down from 4.82%; and the Money Market Fund's yield was 2.90%, down from 3.80%.

     For California residents, income earned by the fund is exempt from federal and California income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields were about 6.9% for the Insured Intermediate-Term Fund, about 7.6% for the Insured Long-Term Fund, and about 4.8% for the Money Market Fund.

FINANCIAL MARKETS IN REVIEW

During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors. Housing starts and sales were strong, and consumer spending remained healthy. Unemployment edged up--in May 4.4% of the labor force was unemployed-- but consumers stayed calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.


MARKET BAROMETER                                                   Total Returns
                                                      Periods Ended May 31, 2001

                                                    Six         One         Five
                                                 Months        Year       Years*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        5.1%       13.1%         7.7%
Lehman 10 Year Municipal Bond Index                4.6        11.8          6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.7         5.8          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                        -3.9%      -10.6%        15.1%
Russell 2000 Index (Small-caps)                   12.2         5.7          8.0
Wilshire 5000 Index (Entire market)               -2.5       -10.1         13.3
MSCI EAFE Index (International)                   -7.6       -16.9          4.2
================================================================================
CPI
Consumer Price Index                               2.1%        3.6%         2.6%
--------------------------------------------------------------------------------
*Annualized.

     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.

     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.2% annual rate, far below the 4.8% pace during the same period in 2000.

     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.

     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in

April and May. Continued weakness in large-capitalization technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.

     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as their yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The yields on longer-term bonds rose slightly, heightening the difference between the costs of short-term and long-term borrowing. At the end of May, the difference between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

                                                           ---------------------
                                                           THE PRICES OF BONDS
                                                           WITH MATURITIES
                                                           OF LESS THAN 5 YEARS
                                                           ENJOYED BIG GAINS, AS
                                                           THEIR YIELDS DECLINED
                                                           IN STEP WITH THE
                                                           FED'S RATE CUTS.
                                                           ---------------------

THE MUNI MARKET

Municipal bonds also enjoyed strong returns during the six months. The gap between the yields of long-term U.S. Treasuries and long-term municipal bonds widened a bit during the period, but remained relatively narrow. In fact, on May 31, the yield of the 30-year U.S. Treasury bond was just 48 basis points (0.48 percentage point) higher than that of a high-quality, long-term muni bond. In other words, municipal bonds, whose interest is exempt from federal income taxes, offer a yield that is more than 91% of that of Treasury bonds, which are fully taxable at a rate of up to 39.6%. (As a result of the new tax law, the top rate will drop to 38.6% on July 1.)

     The yield of short-term munis fell 145 basis points to 2.75%, while that of the 3-month Treasury bill fell more than 250 basis points to 3.62% during the period.

     The Report from the Adviser, which begins on page 6, provides more details about the municipal bond market in general and about specific developments in California that affected the state's muni bonds.

PERFORMANCE OVERVIEW

The 3.2% return of the California Insured Long-Term Tax-Exempt Fund consisted of an income return of 2.5% and a price increase of 0.7%, while the 3.4% return of the Insured Intermediate-Term Tax-Exempt Fund consisted of a 2.3% income return and a 1.1% price increase.

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2001, the Insured Long-Term Tax-Exempt Fund earned an excellent total return of 12.4%, consisting of an income return of 5.5% and a price increase of 6.9%, and the Insured Intermediate-Term Tax-Exempt Fund returned 10.1% (4.9% income return, 5.2% capital return).

-----------------------
THOUGH BOND PRICES
RISE AND FALL, IT IS
INTEREST INCOME THAT
ACCOUNTS FOR VIRTUALLY
ALL OF A BOND FUND'S
LONG-TERM TOTAL RETURN.
-----------------------

     Keep in mind that while falling interest rates have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's future long-term return--though it is a far-from-perfect measure--is the fund's yield, currently about 4.6% for the Insured Long-Term Tax-Exempt Fund and 4.2% for the Insured Intermediate-Term Tax-Exempt Fund.

     Your funds' fine relative results over the past six months--and over their lifetimes--can be attributed to their significant cost advantage over similar funds and to skillful investment management. Your funds have annualized expense ratios (expenses as a percentage of average net assets) of about 0.18%, or $1.80 per $1,000 invested, a fraction of the 1.20% charged by the average long-term California tax-exempt fund, the 0.79% charged by the average intermediate-term California tax-exempt fund, and the 0.59% charged by the average California tax-exempt money market fund, according to Lipper Inc. The combination of excellent investment management by Vanguard's Fixed Income Group, which oversees all of our municipal bond portfolios, and our cost advantage provides our shareholders with benefits that have proven difficult to beat.

     We thank you for your confidence in our approach and for entrusting your money to us.

IN SUMMARY

During the stock market turbulence of the past year, many investors seemed to have rediscovered the benefits of bonds. Of course, we believe that the diversification and interest income provided by fixed income securities always have been--and always will be--valuable pieces of a solid investment program. And for investors in higher tax brackets, municipal bonds play an especially beneficial role.

     We believe that a diversified portfolio of stock, bond, and money market funds--apportioned in accordance with your goals and risk tolerance--is the best response to the market's ever-present uncertainties. Once you've devised such a portfolio, we recommend sticking with your plan for the long haul.


Sincerely,

/S/ JOHN J. BRENNAN

June 12, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

REPORT
 from the Adviser                                    VANGUARD FIXED INCOME GROUP

Municipal bonds performed well during the six months ended May 31, 2001. Prices generally rose during the fiscal half-year of the VANGUARD CALIFORNIA TAX-EXEMPT FUNDS, supplementing the funds' interest income and resulting in solid total returns for our INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND (+3.4%) and our INSURED LONG-TERM TAX-EXEMPT FUND (+3.2%). VANGUARD CALIFORNIA TAX-EXEMPT MONEY market fund earned a six-month return of 1.5%, which topped that of its average peer.

--------------------------------------------------------------------------------
Investment Philosophy
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.
--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT

Over the past several months, low economic visibility has hampered forecasters' ability to predict the future. Conflicting signals about the health of the economy and the outlook for corporate profits continue to make short-term forecasts--not to mention long-term estimates--very difficult. Corporate capital spending is weak and the manufacturing sector is suffering. But consumer spending has remained relatively strong, even in the face of higher fuel costs and a softening job market.

     The Federal Reserve Board has dealt with the economic slowdown--real (inflation-adjusted) gross domestic product slipped to an annual rate of 1.2% during the first quarter of 2001--by cutting its target for short-term interest rates. The Fed trimmed the federal funds rate by a total of 250 basis points (2.5 percentage points) over the past six months, and further cuts are likely. The decline in short-term interest rates has resulted in a dramatic steepening in the yield curves (a representation of yields across maturities) for both U.S. Treasury securities and municipal bonds.

     President George Bush's tax-cut plan will bring refunds of $300 to $600 to taxpayers in the coming months and will phase in lower tax rates across all brackets. The immediate effect of these changes on munis is unclear because the phase-in period will last five years.

STATE BUDGETS UNDER SCRUTINY

State tax revenues have been mounting substantially over the past several years, and the improving fiscal health of many states led to upgrades in their bond credit ratings. Over the past several months, however, the expansion in tax revenues has slowed as the pace of economic growth decelerated. Most states have built solid rainy-day funds and have reduced debt--both positive developments in the face of the economic slowdown--but some states have also reduced income tax rates. In this environment, revenue estimates and budgets will be under close scrutiny. Consequently, the trend of upgrading states' credit quality has probably already peaked.

MOVEMENTS IN MUNI YIELDS

During the six months, municipal bonds outperformed Treasuries across most maturities, coming up short only among 1-year securities. The Treasury yield curve steepened more than the muni curve, which tends to be more stable. This means that yields of shorter-term Treasury securities declined more sharply than those of shorter-term munis. The yield of the 1-year Treasury note slipped 234 basis points (2.34 percentage points), while the yield of the comparable muni fell 153 basis points (1.53 percentage points).

     For intermediate-term issues, the yield of the 10-year Treasury note declined slightly during the period, falling just 9 basis points. The yield of the 10-year muni declined 27 basis points.

     Among bonds with maturities of 30 years, Treasury yields actually rose a bit--reflecting heightened inflation concerns and a belief that federal budget surpluses won't be as large as previously forecast--and muni yields slipped 16 basis points.

     Overall, the relative attractiveness of munis declined somewhat during the fiscal half-year, but for investors in most tax brackets, municipal bonds continue to provide solid value. On May 31, a 10-year muni provided a tax-exempt yield equal to about 82% of the taxable yield of a comparable Treasury bond, down from about 86% six months earlier.

     Nationwide, muni bond issuance is up 41% over the past year; supply in California rose 56% over the 12 months ended May 31.

CALIFORNIA'S ECONOMIC STRESS AND CASH SQUEEZE

The past six months have been an extremely difficult period for California. Two significant factors have put the local economy under stress and squeezed the state's budget. First, the California energy crisis has placed the state in the position of buying power with state funds. Although the power problem was created over time by an increasing reliance on out- of-state electricity and a poorly conceived deregulation plan, the energy situation has worsened considerably since late last year. The wide gap between escalating wholesale prices and the capped rates charged to consumers means that California's power-buying has put a significant dent in the state's general fund.

     Second, the bursting of the technology-related bubble has trimmed revenue collections--specifically, taxes. Although California is economically diversified and therefore is likely to weather the weakening in the tech sector, it may be a few years before the state puts difficult economic times behind it.

     Of course, owning a California municipal bond provides exclusion from the state's income tax. But, naturally, focusing on bonds issued by a single state reduces diversification and increases risk. By investing in a mutual fund, an investor can benefit from broad diversification and professional management. In addition, the Vanguard California Tax-Exempt Funds emphasize high-quality, revenue-based, essential-services municipal issuers throughout California. That is, we invest a significant portion of our funds' assets in bonds that are backed by the income generated by agencies such as water authorities, sewer departments, and transportation systems. This diversification stabilizes the portfolio and reduces its credit risk. It's important to note that a significant portion of our direct credit exposure is covered by insurance policies that guarantee timely payment of principal and interest. This guarantee effectively boosts the quality of our bond holdings to the top-rated AAA level.

     We believe that California, which has persevered through tough times in the past, will find the current problems surmountable. However, in the short term, we are carefully monitoring the situation and are prepared to take action if it's warranted.

OUR INVESTMENT APPROACH
Because volatility in the equity markets showed no signs of letting up during the half-year, bonds remained a relatively popular choice for investors seeking to balance their investment portfolios.

     Going forward, we pledge to maintain our focus on providing a high-quality, low-cost fund that can play an important role in the portfolios of many investors.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Daniel S. Solender, Principal

June 13, 2001

FUND PROFILE                                                  As of May 31, 2001
 for California Tax-Exempt Money Market Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 12.

-----------------------------
FINANCIAL ATTRIBUTES

Yield                    2.9%
Average Maturity      25 days
Average Quality         MIG-1
Expense Ratio          0.19%*
-----------------------------
*Annualized.

----------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% of portfolio)

MIG-1/SP-1+            66.7%
A-1/P-1                32.5
AAA/AA                  0.8
A                       0.0
----------------------------
Total                 100.0%
----------------------------


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                                  As of May 31, 2001
 for California Insured Intermediate-Term Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

----------------------------------------------------
FINANCIAL ATTRIBUTES
                                              LEHMAN
                            FUND              INDEX*
----------------------------------------------------
Number of Issues             396              40,955
Yield                       4.2%                4.6%
Yield to Maturity           4.2%                  --
Average Coupon              5.0%                5.4%
Average Maturity       6.3 years          13.6 years
Average Quality              AAA                 AA+
Average Duration       5.1 years           7.7 years
Expense Ratio            0.17%**                  --
Cash Investments            1.4%                  --
----------------------------------------------------

-----------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% of portfolio)

AAA                           93.7%
AA                             5.9
A                              0.0
BBB                            0.4
BB                             0.0
B                              0.0
-----------------------------------
Total                        100.0%
-----------------------------------

-----------------------------------
VOLATILITY MEASURES

                             LEHMAN
                   FUND      INDEX*
-----------------------------------
R-Squared          0.91        1.00
Beta               0.92        1.00
-----------------------------------

-------------------------
INVESTMENT FOCUS
[GRID]

AVERAGE MATURITY - MEDIUM
CREDIT QUALITY - HIGH
-------------------------

---------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year           9.6%
1--5 Years            17.1
5--10 Years           60.9
10--20 Years          12.4
20--30 Years           0.0
Over 30 Years          0.0
---------------------------
Total                100.0%
---------------------------


 *Lehman Municipal Bond Index.
**Annualized.

FUND PROFILE                                                  As of May 31, 2001
 for California Insured Long-Term Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

----------------------------------------------------
FINANCIAL ATTRIBUTES

                                              LEHMAN
                            FUND              INDEX*
----------------------------------------------------
Number of Issues             319              40,955
Yield                       4.6%                4.6%
Yield to Maturity           4.7%                  --
Average Coupon              4.2%                5.4%
Average Maturity      10.7 years          13.6 years
Average Quality              AAA                 AA+
Average Duration       7.6 years           7.7 years
Expense Ratio            0.18%**                  --
Cash Investments            0.4%                  --
----------------------------------------------------

-----------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% of portfolio)

AAA                           95.4%
AA                             3.5
A                              0.7
BBB                            0.4
BB                             0.0
B                              0.0
-----------------------------------
Total                        100.0%
-----------------------------------

-----------------------------------
VOLATILITY MEASURES

                             LEHMAN
                      FUND   INDEX*
-----------------------------------
R-Squared             0.96     1.00
Beta                  1.28     1.00
-----------------------------------

-----------------------
INVESTMENT FOCUS
[GRID]

AVERAGE MATURITY - LONG
CREDIT QUALITY - HIGH
-----------------------

---------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year           7.9%
1--5 Years             7.2
5--10 Years           40.6
10--20 Years          32.1
20--30 Years          11.3
Over 30 Years          0.9
---------------------------
Total                100.0%
---------------------------



 *Lehman Municipal Bond Index.
**Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES

In the performance summaries below and on the following page, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the funds.

     An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)   November 30, 1990-May 31, 2001
-------------------------------------------------------------
          CALIFORNIA TAX-EXEMPT                       AVERAGE
            MONEY MARKET FUND                           FUND*

FISCAL            TOTAL                                 TOTAL
YEAR             RETURN                                RETURN
-------------------------------------------------------------
1991              4.4%                                   4.2%
1992              3.0                                    2.7
1993              2.4                                    2.0
1994              2.6                                    2.3
1995              3.7                                    3.3
1996              3.3                                    2.9
1997              3.4                                    3.0
1998              3.1                                    2.8
1999              2.8                                    2.4
2000              3.4                                    3.1
2001**            1.5                                    1.3
-------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2001): 2.90%
-------------------------------------------------------------
 *Average California Tax-Exempt Money Market Fund;
  derived from data provided by Lipper Inc.
**Six months ended May 31, 2001.
See Financial Highlights table on page 41 for dividend information for the past five years.
-------------------------------------------------------------

CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)       March 4, 1994-May 31, 2001
-------------------------------------------------------------
           CALIFORNIA INSURED INTERMEDIATE-
                 TERM TAX-EXEMPT FUND                 LEHMAN*

FISCAL     CAPITAL     INCOME        TOTAL              TOTAL
YEAR        RETURN     RETURN       RETURN             RETURN
-------------------------------------------------------------
1994        -3.6%       3.4%         -0.2%              -1.1%
1995         8.3        5.6          13.9               15.2
1996         1.3        5.1           6.4                5.2
1997         1.0        4.9           5.9                6.0
1998         2.7        4.8           7.5                7.3
1999        -4.1        4.4           0.3                0.5
2000         3.0        5.0           8.0                6.6
2001**       1.1        2.3           3.4                4.8
-------------------------------------------------------------
 *Lehman 7 Year Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.

CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)   November 30, 1990-May 31, 2001
-------------------------------------------------------------
            CALIFORNIA INSURED LONG-TERM
                  TAX-EXEMPT FUND                     LEHMAN*

FISCAL     CAPITAL     INCOME        TOTAL              TOTAL
YEAR        RETURN     RETURN       RETURN             RETURN
-------------------------------------------------------------
1991          2.1%      6.5%          8.6%              10.3%
1992          4.4       6.4          10.8               10.0
1993          5.7       5.8          11.5               11.1
1994        -11.0       5.1          -5.9               -5.2
1995         13.6       6.5          20.1               18.9
1996          1.3       5.6           6.9                5.9
1997          1.1       5.4           6.5                7.2
1998          3.1       5.2           8.3                7.8
1999         -7.0       4.8          -2.2               -1.1
2000          5.5       5.6          11.1                8.2
2001**        0.7       2.5           3.2                4.7
-------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.
-------------------------------------------------------------

FINANCIAL STATEMENTS
 May 31, 2001 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.9%)
---------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing
  Auth. COP VRDO
   (Capital Improvement Financing Pooled
     Project)                                         2.80%       6/7/2001 (2)     $   13,000       $    13,000
Alameda-Contra Costa CA School Financing
  Auth. COP VRDO
   (Capital Improvement Financing Pooled
     Project)                                         2.85%       6/7/2001 LOC         11,565            11,565
Anaheim CA Public Improvement Corp.
  Lease COP VRDO                                      2.65%       6/6/2001 (2)         29,980            29,980
California Bay Area Rapid Transit Rev.                4.50%      6/15/2002             12,500            12,728
California Communities Dev. Auth. COP VRDO
   (Memorial Health Services)                         3.25%       6/6/2001             70,020            70,020
California Community College Financing
  Auth. TRAN                                          5.00%      6/29/2001 (4)         12,500            12,507
California Dept. of Veteran Affairs
  TOB VRDO                                            2.68%       6/7/2001 +            4,320             4,320
California Dept. of Water Resources Rev.
  TOB VRDO
   (Central Valley Project)                           2.75%       6/7/2001 +           16,435            16,435
California Educ. Fac. Auth. Rev.
  TOB VRDO
   (Stanford Univ.)                                   2.62%       6/7/2001             11,175            11,175
California Educ. Fac. Auth. Rev.
  VRDO
   (Pepperdine Univ.)                                 2.70%       6/7/2001              6,000             6,000
California Educ. Fac. Auth. Rev. VRDO
   (Stanford Univ.)                                   2.60%       6/6/2001              9,580             9,580
California Educ. Fac. Auth. Rev. VRDO
   (Univ. of San Francisco)                           2.60%       6/6/2001 LOC          6,500             6,500
California GO TOB VRDO                                2.75%       6/7/2001 (3) +        2,750             2,750
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)       2.50%       6/7/2001 LOC         20,900            20,900
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)       2.90%       6/7/2001 LOC          7,600             7,600
California Health Fac. Finance Auth. Rev. VRDO
   (Catholic Health Care West)                        2.75%       6/6/2001 (1)          7,300             7,300
California Health Fac. Finance Auth. Rev. VRDO
   (Memorial Health Services)                         3.25%       6/6/2001             27,900            27,900

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
California Housing Finance Agency Home
  Mortgage Rev.                                       2.95%      6/14/2002         $   65,000       $    65,000
California Housing Finance Agency Home
  Mortgage Rev.                                       3.90%      10/1/2001              2,900             2,900
California Housing Finance Agency Home
 Mortgage Rev.                                        4.05%       6/1/2001             13,910            13,910
California Housing Finance Agency Home
 Mortgage Rev.                                        4.25%       8/1/2001              5,540             5,540
California Housing Finance Agency Home
  Mortgage Rev. TOB VRDO                              2.75%       6/7/2001 +            9,515             9,515
California Housing Finance Agency Home
  Mortgage Rev. VRDO                                  2.65%       6/6/2001              1,080             1,080
California Housing Finance Agency Home
  Mortgage Rev. VRDO                                  2.65%       6/6/2001 (1)         35,300            35,300
California Housing Finance Agency Home
  Mortgage Rev. VRDO                                  2.65%       6/6/2001 (4)         10,000            10,000
California Housing Finance Agency Home
  Mortgage Rev. VRDO                                  2.75%       6/6/2001 (4)          3,400             3,400
California Housing Finance Agency Home
  Mortgage Rev. VRDO                                  3.00%       6/4/2001              4,475             4,475
California Housing Finance Agency Home
  Mortgage Rev. VRDO                                  3.05%       6/4/2001             19,580            19,580
California Housing Finance Agency Home
  Mortgage Rev. VRDO                                  3.05%       6/6/2001 (4)          9,400             9,400
California Housing Finance Agency Rev.
   (Multifamily Housing)                              3.15%       6/4/2001              6,470             6,470
California Housing Finance Agency Rev.
   (Multifamily Housing)                              3.20%       6/4/2001              8,240             8,240
California PCR (Exxon Mobil Project)                  3.00%       6/4/2001              5,000             5,000
California PCR Financing Auth.
  Solid Waste Disposal Rev. VRDO
   (Shell Oil Co.-Martinez)                           2.90%       6/4/2001             40,650            40,650
California School Cash Reserve Program
  Auth. Rev.                                          5.25%       7/3/2001 (2)         57,000            57,063
California School Fac. Financing Corp.
  COP VRDO                                            2.75%       6/6/2001 LOC         12,540            12,540
California Statewide Community Dev.
  Auth. TRAN                                          5.25%      6/29/2001 (4)         43,150            43,204
California Veterans GO                                3.60%       6/1/2001             12,850            12,814
California Water Resources TOB VRDO                   2.63%       6/7/2001 (3) +       11,000            11,000
Clovis CA Unified School Dist. TRAN                   5.00%      6/30/2001             30,500            30,519
Conejo Valley CA Unified School Dist. TRAN            5.00%      6/29/2001             12,000            12,007
Dublin San Ramon CA Services Dist. Sewer Rev.
  COP VRDO                                            2.65%       6/7/2001 (1)         12,500            12,500
East Bay CA Muni. Util. Dist. Waste Water
  Rev. CP                                             3.00%      8/14/2001              4,000             4,000
East Bay CA Muni. Util. Dist. Water
  Rev. CP                                             2.80%      7/19/2001             11,000            11,000
East Bay CA Muni. Util. Dist. Water
  Rev. CP                                             3.00%      8/14/2001              7,000             7,000
Fresno CA Sewer Rev. VRDO                             2.50%       6/6/2001 (3)         27,750            27,750
Fresno CA TRAN                                        5.00%      6/29/2001             20,000            20,011
Fresno CA TRAN                                        5.00%       7/2/2001             25,000            25,016
Irvine CA Assessment Dist. Improvement VRDO           2.85%       6/4/2001 LOC         10,900            10,900
Irvine CA Assessment Dist. Improvement VRDO
   (Northwest Irvine)                                 3.00%       6/4/2001 LOC         17,718            17,718
Irvine CA Assessment Dist. Improvement VRDO           3.00%       6/4/2001 LOC         11,400            11,400
Irvine CA Assessment Dist. Improvement VRDO
   (Oak Creek)                                        3.00%       6/4/2001 LOC          1,270             1,270
Irvine CA Ranch Water Dist. VRDO                      2.85%       6/4/2001 LOC         34,250            34,250
Irvine CA Ranch Water Dist. VRDO                      3.00%       6/4/2001 LOC            300               300
Kern County CA VRDO (Public Fac. Project)             2.50%       6/6/2001 LOC         29,800            29,800
Long Beach CA Harbor Rev. TOB VRDO                    2.75%       6/7/2001 (3) +        5,650             5,650
Long Beach CA TRAN                                    4.50%     10/30/2001             23,500            23,576
Los Angeles CA Dept. of Water & Power
  Electric Plant Rev. CP                              2.85%      7/26/2001 LOC         15,000            15,000
Los Angeles CA Dept. of Water & Power
  Electric Plant Rev. CP                              3.75%      6/18/2001 LOC         23,000            23,000
Los Angeles CA Dept. of Water & Power
  Electric Plant Rev. CP                              3.75%      6/19/2001 LOC         23,000            23,000
Los Angeles CA Dept. of Water & Power
  Electric Plant Rev. CP                              3.75%      6/20/2001 LOC         22,200            22,200
Los Angeles CA Dept. of Water &
  Power Waterworks Rev. VRDO                          2.55%       6/7/2001             10,000            10,000
Los Angeles CA Dept. of Water &
  Power Waterworks Rev. VRDO                          2.65%       6/7/2001             15,000            15,000
Los Angeles CA Dept. of Water &
  Power Waterworks Rev. VRDO                          2.75%       6/7/2001             10,000            10,000

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
                                                     COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
Los Angeles CA Dept. of Water &
  Power Waterworks Rev. VRDO                          2.80%       6/7/2001         $   22,000       $    22,000
Los Angeles CA Unified School Dist. TOB VRDO          2.62%       6/7/2001 (3) +       30,845            30,845
Los Angeles CA Waste Water System Rev. CP             2.55%      9/12/2001             10,100            10,100
Los Angeles CA Waste Water System Rev. CP             2.70%      6/11/2001             22,470            22,470
Los Angeles CA Waste Water System Rev. CP             2.85%      6/12/2001             32,375            32,375
Los Angeles County CA Metro. Transp. Auth. CP         2.50%       6/8/2001 LOC          5,694             5,694
Los Angeles County CA Metro. Transp. Auth. CP         3.30%      6/28/2001 LOC         22,608            22,608
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev. VRDO                                 2.50%       6/7/2001 (1)          8,160             8,160
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev. VRDO                                 2.65%       6/6/2001 (3)         43,100            43,100
Los Angeles County CA Pension Obligations VRDO        2.65%       6/6/2001 (2)        119,600           119,600
Los Angeles County CA TRAN                            5.00%      6/29/2001            108,625           108,694
Metro. Water Dist. of Southern California
  Waterworks Rev. TOB VRDO                            2.63%       6/7/2001 +            5,000             5,000
Metro. Water Dist. of Southern California
  Waterworks Rev. TOB VRDO                            2.75%       6/7/2001 +           14,995            14,995
Metro. Water Dist. of Southern California
  Waterworks Rev. VRDO                                2.50%       6/7/2001 (2)         12,600            12,600
Metro. Water Dist. of Southern California
  Waterworks Rev. VRDO                                2.65%       6/7/2001             36,700            36,698
Metro. Water Dist. of Southern California
  Waterworks Rev. VRDO                                2.80%       6/4/2001              7,900             7,900
Mission Viejo CA Community Dev. Financing
  Auth. VRDO
   (Mission Viejo Mall Improvement Project)           2.70%       6/6/2001 LOC         31,100            31,100
MSR California Public Power Agency VRDO
   (San Juan Project)                                 2.85%       6/4/2001 (1)         24,600            24,600
Newport Beach CA Rev. (Hoag Memorial Hospital)
  VRDO                                                2.65%       6/6/2001             19,900            19,900
Newport Beach CA Rev. (Hoag Memorial Hospital)
  VRDO                                                3.00%       6/4/2001             45,900            45,900
Oakland CA Joint Powers Financing Auth.
  Lease Rev. VRDO                                     2.60%       6/7/2001 (4)         43,500            43,500
Orange County CA Irvine Coast Assessment
  Dist. VRDO                                          2.90%       6/4/2001 LOC          5,900             5,900
Orange County CA Sanitation Dist. COP VRDO            3.00%       6/4/2001             45,730            45,730
Orange County CA Sanitation Dist. VRDO                2.50%       6/7/2001 (2)         43,400            43,400
Otay CA Water Dist. COP VRDO
   (Capital Project)                                  2.70%       6/6/2001 LOC          8,500             8,500
Port of Oakland CA Rev. TOB VRDO                      2.75%       6/7/2001 (3) +       24,600            24,600
Riverside County CA Public Fac. Project VRDO          2.90%       6/5/2001 LOC         10,420            10,420
Sacramento County CA VRDO
   (Administration Center & Courthouse Project)       2.80%       6/7/2001 LOC          9,600             9,600
San Bernardino County CA COP VRDO
   (Medical Center Financing Project)                 2.65%       6/6/2001 (1)          9,300             9,300
San Bernardino County CA COP VRDO
   (County Center Refinancing Project)                2.70%       6/6/2001 LOC          8,000             8,000
San Diego CA TAN                                      4.50%      10/2/2001             24,000            24,060
San Francisco Bay CA Area Rapid Transit Dist.
   Sales Tax Rev. TOB VRDO                            2.62%       6/7/2001 (3) +        2,745             2,745
San Francisco CA Airport CP                           2.45%       6/6/2001 LOC          3,600             3,600
San Francisco CA Airport CP                           2.75%       8/8/2001 LOC         30,010            30,010
San Francisco CA Airport CP                           2.90%      6/21/2001 LOC          4,630             4,630
San Francisco CA Airport CP                           3.15%       6/7/2001 LOC         10,000            10,000
San Francisco CA Airport CP                           3.55%      6/22/2001 LOC          6,600             6,600
San Francisco CA Airport CP                           3.60%      6/21/2001 LOC         27,900            27,900
San Francisco CA City & County Finance Corp.
  Lease VRDO
   (Moscone Center Expansion Project)                 2.60%       6/7/2001 (2)         29,900            29,900

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND              COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
San Jose CA Redev. Agency Rev. VRDO
   (Merged Area Redev. Project)                       2.85%       6/6/2001 LOC     $   14,900       $    14,900
San Jose/Santa Clara CA Clean Water &
  Sewer Finance Auth. VRDO                            2.65%       6/6/2001 (3)          3,700             3,700
Sonoma County CA TRAN                                 4.50%      11/1/2001              4,920             4,937
Southern California Public Power Auth. Rev. VRDO
   (Southern Transmission Project)                    2.50%       6/6/2001 (4)         79,065            79,065
Southern California Public Power Auth. Rev. VRDO
   (Southern Transmission Project)                    2.65%       6/6/2001 (2) LOC     58,300            58,300
Southern California Public Power Auth. Rev.
   (Palo Verde Project)                               5.00%       7/1/2001 (4)          3,000             3,003
Torrance CA Little Co. of Mary Hosp. VRDO
   (Torrance Memorial Medical Center)                 2.80%       6/7/2001 LOC          3,000             3,000
Tulare County CA TRAN                                 4.50%     11/14/2001              6,500             6,520
Turlock CA Irrigation Dist. COP VRDO                  3.20%       6/4/2001             18,900            18,900
Univ. of California Regents CP                        2.55%      6/28/2001              5,000             5,000
Univ. of California Regents CP                        2.80%      6/13/2001              6,000             6,000
Univ. of California Regents CP                        3.75%      6/15/2001             22,421            22,421
Vallejo City CA Unified School Dist. VRDO             2.70%       6/7/2001 LOC          2,900             2,900
Ventura CA CP                                         3.30%      6/21/2001 LOC          8,800             8,800
Ventura County CA TRAN                                5.00%       7/3/2001             48,000            48,044
Wateruse Financial Auth. of California VRDO           2.80%       6/6/2001 (4)         80,835            80,835
West Basin CA Muni. Water Dist. Rev. COP VRDO
   (Phase III Recycled Water Project)                 2.65%       6/6/2001 LOC          7,045             7,045

OUTSIDE CALIFORNIA:

Puerto Rico Acqueduct & Sewer Auth. TOB VRDO          2.60%       6/7/2001 Y           14,865            14,865
Puerto Rico Electric Power Auth. Rev. TOB VRDO        2.60%       6/7/2001 (4) +       14,865            14,865
Puerto Rico GO                                        5.50%       7/1/2001 (2)          5,420             5,426
Puerto Rico GO TOB VRDO                               2.60%       6/7/2001 (1) +       27,905            27,905
Puerto Rico Govt. Dev. Bank VRDO                      2.55%       6/6/2001 (1)          8,300             8,300
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO     2.60%       6/7/2001 (1) +       17,535            17,535
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO     2.60%       6/7/2001 (2) +       17,005            17,005
Puerto Rico Highway & Transp. Auth. Rev. VRDO         2.50%       6/6/2001 (2)          5,640             5,640
Puerto Rico Public Buildings Auth. Govt.
  Fac. Rev. TOB VRDO                                  2.60%       6/7/2001 (2) +        4,000             4,000
Puerto Rico TOB VRDO                                  2.60%       6/7/2001 (1) +       40,015            40,015
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,551,868)                                                                                $2,551,868
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.1%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    65,129
Liabilities                                                                                             (9,203)
                                                                                                    -----------
                                                                                                    $   55,926
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable to 2,607,787,119 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                        $2,607,794
===============================================================================================================

NET ASSET VALUE PER SHARE                                                                           $     1.00
===============================================================================================================
 *See Note A in Notes to Financial Statements.
 +Securities exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified institutional buyers. At May 31, 2001, the aggregate value of these securities was $264,045,000, representing 10.1% of net assets.
For key to abbreviations and other references, see page 37.

--------------------------------------------------------------------------------
                                                     AMOUNT            PER
                                                      (000)          SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                 $ 2,607,914         $ 1.00
Undistributed Net Investment Income                      --             --
Accumulated Net Realized Losses                        (120)            --
Unrealized Appreciation                                  --             --
--------------------------------------------------------------------------------
NET ASSETS                                      $ 2,607,794         $ 1.00
================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
CALIFORNIA INSURED                                                MATURITY             AMOUNT            VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                    COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.6%)
---------------------------------------------------------------------------------------------------------------
ISSUER INSURED (86.9%)
ABAG Finance Auth. COP
   (Children's Hosp. Medical Center)                 6.00%       12/1/2015 (2)     $    9,180       $    10,070
Alameda CA Corridor Transp. Auth. Rev.               5.125%      10/1/2016 (2)          7,165             7,282
Alameda County CA COP (Medical Center Project)        5.25%       6/1/2008 (1)          1,965             2,115
Alameda County CA COP (Medical Center Project)        5.25%       6/1/2009 (1)          2,910             3,125
Alameda County CA COP (Medical Center Project)        5.25%       6/1/2012 (1)          1,595             1,677
Alameda County CA COP (Medical Center Project)        5.25%       6/1/2013 (1)          1,785             1,863
Alameda County CA COP (Medical Center Project)       5.375%       6/1/2014 (1)          1,880             1,967
Alameda County CA COP (Medical Center Project)       5.375%       6/1/2015 (1)          3,960             4,118
Anaheim CA Convention Center Finance COP              0.00%       8/1/2004 (1)          3,120             2,784
Anaheim CA Public Finance Auth. Rev.                  6.00%       9/1/2008 (4)          2,000            2,248
Antioch CA Public Finance Auth. Rev.                  5.00%       9/2/2013 (2)         12,305            12,551
CA Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        5.75%       7/1/2010 (1)          7,000             7,565
Cabrillo CA Community College Dist.                   0.00%       8/1/2011 (3)          2,465             1,534
Cabrillo CA Community College Dist.                   0.00%       8/1/2012 (3)          2,525             1,477
Cabrillo CA Community College Dist.                   0.00%       8/1/2013 (3)          2,590             1,424
Cabrillo CA Community College Dist.                   0.00%       8/1/2014 (3)          2,655             1,370
California Bay Area Rapid Transit Rev.                5.00%      6/15/2005 (2)          7,750             8,187
California Bay Area Rapid Transit Rev.                5.00%      6/15/2006 (2)         11,550            12,262
California Bay Area Rapid Transit Rev.                5.00%      6/15/2007 (2)         38,305            40,722
California Educ. Fac. Auth. Rev.
   (Loyola Marymount Univ.)                           0.00%      10/1/2005 (1)          3,100             2,631
California GO                                         5.25%       9/1/2013 (1)         25,000            26,096
California GO                                         5.75%      12/1/2009 (2)         13,265            14,712
California GO                                         5.75%       2/1/2011 (3)          6,500             7,179
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        5.50%       7/1/2008 (1)          3,290             3,583
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        5.50%       7/1/2009 (1)          3,580             3,883
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        5.50%       7/1/2010 (1)          3,060             3,300
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        5.50%       7/1/2011 (1)          3,950             4,242
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                         5.50%       7/1/2012 (1)          3,635             3,874
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                       5.875%       7/1/2009 (2)          5,000             5,395
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        7.00%       7/1/2005 (2)          3,410             3,835
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        7.00%       7/1/2006 (2)          3,395             3,886
   California Health Fac. Finance Auth. Rev.
   (Children's Hosp.)                                 6.00%       7/1/2001 (1)          1,600             1,604
California Health Fac. Finance Auth. Rev.
   (Children's Hosp.)                                 6.00%       7/1/2002 (1)          1,280             1,322

California Health Fac. Finance Auth. Rev.
   (Children's Hosp.)                                 6.00%       7/1/2004 (1)          1,645             1,770

California Health Fac. Finance Auth. Rev.
   (Children's Hosp.)                                 6.00%       7/1/2006 (1)          1,000             1,104

California Health Fac. Finance Auth. Rev.
   (Kaiser Permanente)                                5.25%       6/1/2009 (4)          6,290             6,739

California Health Fac. Finance Auth. Rev.
   (Kaiser Permanente)                                5.25%      10/1/2009 (2)         10,525            11,300

California Health Fac. Finance Auth. Rev.
   (Kaiser Permanente)                                5.25%       6/1/2010 (4)          5,310             5,679

California Health Fac. Finance Auth. Rev.
   (Kaiser Permanente)                                5.25%       6/1/2011 (4)          7,250             7,698

California Health Fac. Finance Auth. Rev.
   (Pomona Valley Hosp.)                              5.50%       7/1/2002 (1)          2,500             2,570

California Health Fac. Finance Auth. Rev.
   (Pomona Valley Hosp.)                              5.50%       7/1/2003 (1)          3,010             3,153

California Health Fac. Finance Auth. Rev.
   (Pomona Valley Hosp.)                              5.50%       7/1/2004 (1)          2,000             2,124

California Health Fac. Finance Auth. Rev.
   (Pomona Valley Hosp.)                              5.50%       7/1/2010 (1)          3,570             3,850

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
---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
   (Pomona Valley Hosp.)                              5.75%       7/1/2005 (1)         $    3,335   $     3,610

California Health Fac. Finance Auth. Rev.
   (Pomona Valley Hosp.)                              5.75%       7/1/2006 (1)              3,415         3,733

California Health Fac. Finance Auth. Rev.
   (Presbyterian Hosp.)                               5.25%       5/1/2002 (1)              1,000         1,022

California Health Fac. Finance Auth. Rev.
   (Presbyterian Hosp.)                               5.25%       5/1/2003 (1)              1,000         1,040

California Health Fac. Finance Auth. Rev.
   (Presbyterian Hosp.)                               5.50%       5/1/2004 (1)              1,855         1,964

California Health Fac. Finance Auth. Rev.
   (Presbyterian Hosp.)                               5.50%       5/1/2005 (1)              1,500         1,605

California Health Fac. Finance Auth. Rev.
   (Scripps Memorial Hosp.)                           6.25%      10/1/2013 (1)              3,000         3,089

California Health Fac. Finance Auth. Rev.
   (Sisters of Providence)                            6.00%      10/1/2009 (2)              4,490         5,050

California Health Fac. Finance Auth. Rev.
   (Summit Medical Center)                            5.25%       5/1/2009 (4)              3,500         3,706
California Health Fac. Finance Auth. Rev.
   (Summit Medical Center)                            5.25%       5/1/2011 (4)              1,700         1,778
California Health Fac. Finance Auth. Rev.
   (Sutter Health)                                    5.50%      8/15/2012 (4)              8,410         8,969
California Housing Finance Agency Home Mortgage Rev.  0.00%       8/1/2027 (1)              8,630         2,105
California Infrastructure & Econ. Dev. Bank Rev.
   (Asian Art Museum)                                 5.50%       6/1/2012 (1)              1,300         1,408
California Infrastructure & Econ. Dev. Bank Rev.
   (Asian Art Museum)                                 5.50%       6/1/2014 (1)              2,935         3,134
California Infrastructure & Econ. Dev. Bank Rev.
   (Asian Art Museum)                                 5.50%       6/1/2015 (1)              2,245         2,378
California Public Works Board Lease Rev.              5.50%       1/1/2010 (2)             10,000        10,637
California Public Works Board Lease Rev.              5.50%       1/1/2014 (2)              5,975         6,226
California Public Works Board Lease Rev.
   (California State Univ.)                          5.375%      10/1/2016 (1)              4,750         4,889
California Public Works Board Lease Rev.
   (Dept. of Corrections)                             6.40%      11/1/2004 (1)(Prere.)      5,000         5,598
California Public Works Board Lease Rev.
   (Dept. of Corrections)                             6.60%      12/1/2002 (2)(Prere.)      3,500         3,756
California Public Works Board Lease Rev.
   (Secretary of State)                               6.50%      12/1/2008 (2)              5,000         5,772
California Public Works Board Lease Rev.
   (Univ. of California)                              5.50%       9/1/2008 (2)              5,185         5,653
California Public Works Board Lease Rev.
   (Univ. of California)                              5.50%       9/1/2009 (2)              4,015         4,359
California Public Works Board Lease Rev.
   (Univ. of California)                              6.25%      12/1/2002 (2)(Prere.)      1,000         1,068
California Statewide Community Dev. Auth.
   (Los Angeles Orthopedic Hosp.)                    5.125%       6/1/2013 (2)              1,530         1,566
California Statewide Community Dev. Auth.
   (Los Angeles Orthopedic Hosp.)                     5.25%       6/1/2014 (2)              1,610         1,651
California Statewide Community Dev. Auth. Rev. COP
   (Children's Hosp. of Los Angeles)                  6.00%       6/1/2008 (1)              1,000         1,118
California Statewide Community Dev. Auth. Rev. COP
   (Children's Hosp. of Los Angeles)                  6.00%       6/1/2009 (1)              3,615         4,051
California Statewide Community Dev. Auth. Rev. COP
   (Children's Hosp. of Los Angeles)                  6.00%       6/1/2011 (1)             2,365          2,646
California Statewide Community Dev. Auth. Rev.
   (Sherman Oaks Foundation)                          5.50%       8/1/2015 (2)              4,685         4,999
Calleguas-Las Virgines CA Muni. Water Dist. Rev.     5.125%       7/1/2014 (3)              1,440         1,459
Capistrano CA Unified Public Schools Rev.             6.00%       9/1/2004 (2)              2,160         2,335
Capistrano CA Unified Public Schools Rev.             6.00%       9/1/2005 (2)              2,395         2,626
Central Coast CA Water Auth. Rev.                     6.05%      10/1/2002 (2)(Prere.)      1,800         1,909
Chino CA Basin Finance Auth. Muni. Water Dist. Rev.   6.50%       8/1/2010 (2)              3,095         3,608
Clovis CA Unified School Dist. GO                     0.00%       8/1/2004 (3)              5,000         4,470
Clovis CA Unified School Dist. GO                     0.00%       8/1/2005 (3)             16,000        13,694
Clovis CA Unified School Dist. GO                     0.00%       8/1/2006 (3)             17,000        13,903
Contra Costa CA (Merrithew Memorial Hosp.)            5.25%      11/1/2001 (1)              3,000         3,030
Contra Costa CA (Merrithew Memorial Hosp.)            5.25%      11/1/2003 (1)              3,230         3,390
Contra Costa CA (Merrithew Memorial Hosp.)            6.00%      11/1/2006 (1)              2,000         2,221

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
CALIFORNIA INSURED                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                    COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Contra Costa CA (Merrithew Memorial Hosp.)            6.00%      11/1/2007 (1)         $    2,000   $     2,236
Corona CA Community Fac. Dist.                        4.35%       9/1/2001 (1)              1,755         1,762
Corona CA Redev.                                      7.50%       9/1/2004 (3)                970         1,090
Corona CA Redev.                                      7.50%       9/1/2005 (3)              1,040         1,180
Culver City CA Redev. Financing Auth.                5.375%      11/1/2016 (4)              3,260         3,385
East Bay CA Muni. Util. Water System Rev.             5.00%       6/1/2014 (3)              3,850         3,911
East Bay CA Muni. Util. Water System Rev.             5.20%       6/1/2008 (1)             15,000        15,582
East Whittier CA City School Dist. GO                 5.75%       8/1/2017 (3)              1,670         1,827
El Dorado County CA Public Agency Finance Auth. Rev.  5.50%      2/15/2021 (3)              2,420         2,465
El Dorado County CA Public Agency Finance Auth. Rev.  5.60%      2/15/2012 (3)              3,900         4,151
Elsinore Valley CA Muni. Water Dist. COP              5.90%       7/1/2006 (3)              1,685         1,848
Elsinore Valley CA Muni. Water Dist. COP              6.00%       7/1/2012 (3)              1,000         1,130
Foothill/Eastern Corridor Agency Toll Road Rev.       5.25%      1/15/2013 (1)              5,000         5,255
Foothill/Eastern Corridor Agency Toll Road Rev.      5.375%      1/15/2015 (1)              5,000         5,230
Fresno CA Airport Rev.                                6.00%       7/1/2013 (4)              2,975         3,259
Fresno CA Airport Rev.                                6.00%       7/1/2015 (4)              2,290         2,477
Fresno CA Unified School Dist. GO                     5.00%       8/1/2015 (3)              1,945         1,971
Glendale CA School Dist.                              5.75%       9/1/2017 (3)              3,790         4,014
Imperial Irrigation Dist. CA COP (Electric System)    5.20%      11/1/2009 (2)              7,900         8,486
Intermodal Container Transfer Fac. Joint
   Power Auth. CA Rev.                                5.00%      11/1/2010 (2)              1,470         1,554
Intermodal Container Transfer Fac. Joint Power
   Auth. CA Rev.                                      5.00%      11/1/2011 (2)              1,665         1,743
Intermodal Container Transfer Fac. Joint Power
   Auth. CA Rev.                                     5.125%      11/1/2012 (2)              2,540         2,673
Intermodal Container Transfer Fac. Joint Power
   Auth. CA Rev.                                     5.125%      11/1/2013 (2)              1,870         1,958
La Quinta CA Redev. Agency                            7.30%       9/1/2007 (1)              1,240         1,458
La Quinta CA Redev. Agency                            8.00%       9/1/2003 (1)              1,325         1,459
Long Beach CA Finance Auth. Lease Rev.
   (Rainbow Harbor)                                   5.25%       5/1/2014 (2)              2,035         2,118
Long Beach CA Financing Auth. Rev.                    6.00%      11/1/2007 (2)              3,070         3,442
Long Beach CA Financing Auth. Rev.                    6.00%      11/1/2009 (2)              3,735         4,219
Long Beach CA Financing Auth. Rev.                    6.00%      11/1/2010 (2)              3,860         4,370
Long Beach CA Harbor Dept. Rev.                       6.00%      5/15/2009 (3)              2,770         3,071
Long Beach CA Harbor Dept. Rev.                       6.00%      5/15/2010 (3)              3,200         3,558
Long Beach CA Harbor Dept. Rev.                       6.00%      5/15/2011 (3)              1,000         1,105
Long Beach CA Harbor Dept. Rev.                       6.00%      5/15/2012 (3)              4,000         4,420
Long Beach CA Harbor Dept. Rev.                       6.00%      5/15/2013 (3)              6,700         7,399
Long Beach CA Harbor Dept. Rev.                       6.00%      5/15/2014 (3)              7,405         8,157
Long Beach CA Harbor Dept. Rev.                       8.00%      5/15/2004 (1)              3,305         3,701
Los Angeles CA Dept. of Water & Power
  Waterworks Rev.                                     5.00%     10/15/2015 (1)             10,000        10,095
Los Angeles CA Dept. of Water & Power
  Waterworks Rev.                                    5.125%     10/15/2013 (1)              3,500         3,614
Los Angeles CA Transp. Comm. Sales Tax Rev.           6.25%       7/1/2002 (1)              1,500         1,584
Los Angeles CA Unified School Dist. COP               5.50%      10/1/2006 (1)              5,005         5,445
Los Angeles CA Unified School Dist. COP               5.50%      10/1/2007 (1)             15,095        16,491
Los Angeles CA Unified School Dist. GO                5.25%       7/1/2011 (1)              5,175         5,521
Los Angeles CA Unified School Dist. GO               5.375%       7/1/2014 (3)              7,000         7,336
Los Angeles CA Unified School Dist. GO               5.375%       7/1/2015 (3)              3,000         3,124
Los Angeles CA Unified School Dist. GO                5.50%       7/1/2011 (3)              9,160         9,957
Los Angeles CA Unified School Dist. GO                5.50%       7/1/2012 (3)             10,140        10,920
Los Angeles CA Unified School Dist. GO               5.625%       7/1/2014 (1)              5,000         5,358
Los Angeles CA Unified School Dist. GO               5.625%       7/1/2015 (1)              5,000         5,316
Los Angeles CA Unified School Dist. GO               5.625%       7/1/2016 (1)              6,615         6,988
Los Angeles CA Wastewater System Rev.                 4.00%       6/1/2016 (1)              3,430         3,033
Los Angeles CA Wastewater System Rev.                5.375%       6/1/2013 (1)              5,000         5,345
Los Angeles CA Wastewater System Rev.                 5.75%       6/1/2011 (1)              7,960         8,314
Los Angeles CA Wastewater System Rev.                 6.50%       6/1/2007 (1)              1,695         1,883

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Los Angeles CA Wastewater System Rev.                 8.70%      11/1/2002 (3)         $    2,535   $     2,730
Los Angeles CA Water & Power Rev.                     5.25%       7/1/2012 (1)             35,000        37,050
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev.                                      4.75%       7/1/2013 (2)              4,770         4,786
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev.                                      5.25%       7/1/2010 (4)              7,070         7,587
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev.                                      5.25%       7/1/2012 (1)              2,775         2,898
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev.                                      5.25%       7/1/2014 (1)              7,000         7,217
Los Angeles County CA Metro. Transp. Auth.
   Sales Tax Rev.                                     5.40%       7/1/2009 (2)              1,725         1,834
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev.                                      5.50%       7/1/2017 (2)              1,500         1,543
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                       5.75%       7/1/2008 (4)              2,445         2,707
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.                                        6.00%       7/1/2006 (4)              1,630         1,803
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.                                        9.00%       7/1/2005 (1)              4,015         4,814
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.                                        9.00%       7/1/2006 (1)              4,380         5,410
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.                                        9.00%       7/1/2007 (1)              4,770         6,037
Los Angeles County CA Public Works Finance
  Auth. Rev.                                         5.125%       9/1/2008 (1)              3,555         3,800
Los Angeles County CA Schools
  Regionalized Business Services COP                  0.00%       8/1/2011 (2)              1,945         1,203
Los Angeles County CA Schools
   Regionalized Business Services COP                 0.00%       8/1/2013 (2)              2,010         1,097
Los Angeles County CA Schools
   Regionalized Business Services COP                 0.00%       8/1/2009 (2)              1,890         1,311
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev.                                      5.00%       7/1/2013 (4)              5,000         5,139
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev.                                      6.00%       7/1/2011 (2)              1,745         1,970
Metro. Dist. of Southern California Water
  Rev. VRDO                                           2.50%       6/7/2001 (2)             20,600        20,600
Modesto CA Irrigation Dist. Finance Auth. Rev.       5.125%       9/1/2015 (2)              4,365         4,460
Mojave CA Water Agency COP                            5.45%       9/1/2015 (1)              6,150         6,419
Mountain View CA Capital Improvement Finance Auth.    6.25%       8/1/2012 (1)              5,000         5,124
MSR California Public Power Agency
   (San Juan Project)                                5.375%       7/1/2013 (1)              2,500         2,617
MSR California Public Power Agency
  (San Juan Project)                                  5.50%       7/1/2001 (1)              6,500         6,514
MSR California Public Power Agency
   (San Juan Project)                                 5.85%       7/1/2006 (2)              1,500         1,592
North City West CA Community Dist. Fin. Auth.         5.75%       9/1/2015 (4)              2,000         2,121
North City West CA Community Dist. Fin. Auth.         6.00%       9/1/2005 (4)              1,510         1,656
North City West CA Community Dist. Fin. Auth.         6.00%       9/1/2006 (4)              1,600         1,775
North City West CA Community Dist. Fin. Auth.         6.00%       9/1/2007 (4)              1,695         1,894
Northern California Power Agency Capital Fac. Rev.    4.25%      8/15/2001 (2)              2,445         2,452
Northern California Power Agency Capital Fac. Rev.    5.25%       8/1/2015 (2)              2,000         2,066
Oakland CA Redev. Agency (Central Dist.)              6.00%       2/1/2006 (2)              5,125         5,630
Oakland CA Redev. Agency (Central Dist.)              6.00%       2/1/2007 (2)              2,260         2,505
Oakland CA Redev. Agency (Central Dist.)              6.00%       2/1/2008 (2)              5,585         6,233
Orange County CA Airport Rev.                        5.375%       7/1/2009 (1)              1,950         2,082
Orange County CA Airport Rev.                         5.50%       7/1/2004 (1)              3,555         3,747
Orange County CA Airport Rev.                         5.50%       7/1/2011 (1)              3,580         3,803
Orange County CA Airport Rev.                         6.00%       7/1/2001 (1)              7,245         7,262
Orange County CA Airport Rev.                         6.00%       7/1/2005 (1)              4,020         4,348
Orange County CA Airport Rev.                         6.00%       7/1/2006 (1)              9,565        10,446
Orange County CA Local Transp. Auth. Sales Tax Rev.   5.25%      2/15/2005 (1)              4,380         4,644
Orange County CA Local Transp. Auth. Sales Tax Rev.   5.50%      2/15/2010 (1)              4,500         4,899
Orange County CA Local Transp. Auth. Sales Tax Rev.   5.70%      2/15/2011 (2)             15,445        17,001
Orange County CA Local Transp. Auth. Sales Tax Rev.   5.80%      2/15/2005 (3)              6,000         6,473
Orange County CA Local Transp. Auth. Sales Tax Rev.   5.90%      2/15/2006 (3)              8,000         8,763
Orange County CA Local Transp. Auth. Sales Tax Rev.   9.50%      2/15/2003 (3)              5,765         6,356
Orange County CA Sanitation Dist. COP                 6.00%       8/1/2001 (3)(Prere.)+     1,500         1,538
Orange County CA Sanitation Dist. COP                 6.40%       8/1/2001 (3)              1,415         1,451
Orange County CA Sanitation Dist. COP                 6.00%       6/1/2008 (1)              4,500         5,039
Orange County CA Sanitation Dist. COP                 6.00%       7/1/2008 (1)              6,635         7,443

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
CALIFORNIA INSURED                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                    COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Orange County CA Sanitation Dist. COP                 6.00%       6/1/2010 (1)         $    2,800   $     3,154
Palomar Pomerado Health System CA Rev.               5.375%      11/1/2010 (1)              2,670         2,878
Palomar Pomerado Health System CA Rev.               5.375%      11/1/2012 (1)              7,080         7,515
Pittsburg CA Redev. Agency Rev.                       5.50%       8/1/2007 (3)              5,750         5,967
Port of Oakland CA Rev.                               5.50%      11/1/2008 (3)              2,500         2,700
Port of Oakland CA Rev.                               5.50%      11/1/2010 (3)              8,805         9,492
Port of Oakland CA Rev.                               5.50%      11/1/2011 (1)              5,850         6,226
Rancho CA Water Dist. Finance Auth. Rev.             5.875%      11/1/2010 (3)              3,000         3,238
Rancho CA Water Dist. Finance Auth. Rev.              6.25%       8/1/2001 (3)              1,950         2,000
Rancho CA Water Dist. Finance Auth. Rev.              6.50%      11/1/2001 (3)              1,590         1,614
Riverside CA Electric Rev.                           5.375%      10/1/2009 (2)              2,115         2,294
Riverside CA Electric Rev.                           5.375%      10/1/2013 (2)              5,895         6,222
Roseville CA Water Util. Rev. COP                     5.20%      12/1/2015 (3)              5,000         5,125
Sacramento CA Cogeneration Rev.                       5.25%       7/1/2011 (1)              4,730         5,019
Sacramento CA Cogeneration Rev.                       5.25%       7/1/2015 (1)              5,755         5,935
Sacramento CA Electric Rev.                          5.125%       7/1/2015 (1)              8,270         8,431
Sacramento CA Muni. Util. Dist. Rev.                  5.75%       1/1/2010 (1)              5,000         5,265
Sacramento CA Muni. Util. Dist. Rev.                  6.20%      8/15/2005 (1)              2,000         2,113
Sacramento CA Muni. Util. Dist. Rev.                  6.25%      8/15/2007 (1)              8,000         8,458
Sacramento CA Redev. Agency
   (Merged Downtown Project)                          5.25%      11/1/2010 (4)              3,895         4,188
Sacramento County CA Public Fac. Finance Corp. COP
   (Main Detention Fac. Project)                      5.50%       6/1/2010 (1)              5,500         6,001
San Bernardino County CA COP
   (Medical Center Financing Project)                 4.40%       8/1/2001 (1)              9,500         9,525

San Bernardino County CA COP
   (Medical Center Financing Project)                 4.50%       8/1/2002 (1)              7,000         7,130
San Bernardino County CA COP
   (Medical Center Financing Project)                 5.00%       8/1/2003 (1)              1,300         1,351
San Bernardino County CA COP
   (Medical Center Financing Project)                 5.50%       8/1/2006 (1)              8,500         9,205
San Bernardino County CA COP
   (Medical Center Financing Project)                 5.50%       8/1/2007 (1)              6,000         6,525
San Diego CA Financing Auth. Lease Rev.
   (Convention Center Expansion)                      5.25%       4/1/2012 (2)              3,000         3,161
San Diego CA Financing Auth. Lease Rev.
   (Convention Center Expansion)                      5.25%       4/1/2014 (2)              5,680         5,905
San Diego CA Unified School Dist. COP                5.375%       7/1/2002 (1)             10,835        11,134
San Diego CA Unified School Dist. COP                5.375%       7/1/2003 (1)             10,435        10,930
San Diego CA Unified School Dist. GO                  0.00%       7/1/2009 (3)              6,270         4,390
San Diego CA Unified School Dist. GO                  0.00%       7/1/2014 (3)              3,400         1,766
San Diego CA Water Util. Rev.                        5.375%       8/1/2010 (3)              6,000         6,453
San Diego CA Water Util. Rev.                        5.375%       8/1/2012 (3)              2,000         2,124
San Diego CA Water Util. Rev.                        5.375%       8/1/2014 (3)              3,000         3,145
San Diego CA Water Util. Rev.                        5.375%       8/1/2015 (3)              2,085         2,172
San Diego County CA COP                               5.25%       5/1/2011 (2)              3,395         3,617
San Diego County CA Regional Transp. Comm.            6.00%       4/1/2004 (2)              3,000         3,215
San Diego County CA Regional Transp. Comm.            6.25%       4/1/2002 (3)              5,000         5,141
San Francisco CA Bay Area Rapid Transit Rev.          5.55%       7/1/2009 (3)              4,920         5,213
San Francisco CA City & County Airport Rev.           4.75%       5/1/2016 (3)              3,000         2,943
San Francisco CA City & County Airport Rev.           5.00%       5/1/2012 (3)              2,065         2,117
San Francisco CA City & County Airport Rev.           5.00%       5/1/2014 (3)              1,840         1,849
San Francisco CA City & County Airport Rev.           5.25%       5/1/2010 (1)              3,110         3,276
San Francisco CA City & County Airport Rev.           5.25%       5/1/2011 (3)              4,150         4,365
San Francisco CA City & County Airport Rev.           5.25%       5/1/2012 (3)              4,380         4,568

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.           5.25%       5/1/2012 (4)         $    2,250   $     2,367
San Francisco CA City & County Airport Rev.           5.50%       5/1/2009 (1)              2,945         3,164
San Francisco CA City & County Airport Rev.           5.50%       5/1/2009 (4)              8,025         8,649
San Francisco CA City & County Airport Rev.           5.50%       5/1/2010 (3)              2,880         3,060
San Francisco CA City & County Airport Rev.           5.50%       5/1/2010 (4)              5,300         5,687
San Francisco CA City & County Airport Rev.           5.50%       5/1/2011 (3)              3,080         3,263
San Francisco CA City & County Airport Rev.           5.50%       5/1/2011 (4)              2,135         2,299
San Francisco CA City & County Airport Rev.           5.50%       5/1/2014 (4)              4,065         4,233
San Francisco CA City & County Airport Rev.           6.00%       5/1/2007 (1)              2,645         2,902
San Francisco CA City & County Airport Rev.           6.20%       5/1/2002 (2)(Prere.)        645           678
San Francisco CA City & County Airport Rev.           6.20%       5/1/2007 (2)                970         1,017
San Francisco CA City & County Airport Rev.           6.25%       5/1/2008 (1)              2,190         2,444
San Francisco CA City & County Airport Rev.           6.30%       5/1/2002 (2)(Prere.)        435           457
San Francisco CA City & County Airport Rev.           6.30%       5/1/2011 (2)                650           682
San Francisco CA City & County Airport Rev.           6.40%       5/1/2003 (1)(Prere.)        470           508
San Francisco CA City & County Airport Rev.           6.40%       5/1/2005 (1)              2,330         2,497
San Francisco CA City & County Airport Rev.           6.50%       5/1/2002 (2)(Prere.)        865           911
San Francisco CA City & County Airport Rev.           6.50%       5/1/2013 (2)              1,295         1,354
San Francisco CA City & County Airport Rev.           6.60%       5/1/2003 (1)(Prere.)        170           184
San Francisco CA City & County Airport Rev.           6.60%       5/1/2007 (1)                830           895
San Francisco CA City & County COP                    5.25%      10/1/2013 (2)              1,490         1,562
San Francisco CA City & County COP                    5.25%      10/1/2014 (2)              2,860         2,975
San Francisco CA City & County COP                    5.25%      10/1/2015 (2)              2,665         2,752
San Francisco CA City & County Sewer Rev.             6.00%      10/1/2011 (2)              2,000         2,110
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2003 (1)              6,000         5,681
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2006 (1)             14,745        12,278
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2011 (1)              7,140         4,545
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2014 (1)              5,500         2,906
San Jose CA Redev. Agency
   (Merged Area Redev. Project)                      5.375%       8/1/2001 (1)              2,165         2,174
San Jose CA Redev. Agency
   (Merged Area Redev. Project)                      5.375%       8/1/2002 (1)              2,270         2,335
San Juan CA Unified School Dist. GO                   5.50%       8/1/2012 (3)              1,930         2,089
San Juan CA Unified School Dist. GO                   5.50%       8/1/2013 (3)              1,950         2,096
San Juan CA Unified School Dist. GO                   5.60%       8/1/2014 (3)              2,685         2,886
San Juan CA Unified School Dist. GO                   5.60%       8/1/2015 (3)              2,745         2,928
San Mateo CA Transp. Dist. Sales Tax Rev.             5.00%       6/1/2013 (1)              1,930         1,997
San Mateo CA Transp. Dist. Sales Tax Rev.             5.25%       6/1/2013 (4)              1,865         1,957
San Mateo CA Transp. Dist. Sales Tax Rev.             5.25%       6/1/2014 (4)              4,275         4,457
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2006 (3)              3,750         3,069
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2007 (3)              4,950         3,856
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2008 (3)              6,050         4,470
Santa Anna CA Finance Auth. Rev.                     5.375%       9/1/2009 (1)              3,040         3,300
Santa Anna CA Finance Auth. Rev.                     5.375%       9/1/2010 (1)              1,600         1,734
Santa Clara County CA Financing Auth. Lease Rev.      5.50%      5/15/2011 (2)              4,535         4,956
Santa Clara County CA Financing Auth. Lease Rev.      5.50%      5/15/2012 (2)              4,785         5,181
Santa Clara County CA Financing Auth. Lease Rev.      7.75%     11/15/2010 (2)              4,500         5,684
Santa Margarita/Dana Point CA Auth. Rev.              5.50%       8/1/2008 (2)              3,345         3,657
Santa Margarita/Dana Point CA Auth. Rev.              5.50%       8/1/2009 (2)              3,860         4,201
Santa Margarita/Dana Point CA Auth. Rev.              5.50%       8/1/2010 (2)              2,245         2,429
Santa Margarita/Dana Point CA Auth. Rev.              7.25%       8/1/2006 (1)              3,315         3,848
Santa Margarita/Dana Point CA Auth. Rev.              7.25%       8/1/2010 (1)              2,180         2,659
Santa Margarita/Dana Point CA Auth. Rev.              7.25%       8/1/2011 (1)              1,640         2,010
Santa Monica CA Malibu Unified School Dist. Rev.      5.25%       8/1/2011 (3)              3,695         3,941
Santa Rosa CA Waste Water Service Fac. Dist. Rev.     6.20%       7/2/2009 (2)              2,450         2,570
South Orange County CA Public Finance Auth. Rev.      5.25%      8/15/2013 (2)              2,290         2,392

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
CALIFORNIA INSURED                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                    COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
South Orange County CA Public Finance Auth. Rev.     5.375%      8/15/2012 (4)         $    5,605   $     5,975
South Orange County CA Public Finance Auth. Rev.      7.00%       9/1/2005 (1)              3,440         3,891
South Orange County CA Public Finance Auth. Rev.      7.00%       9/1/2007 (1)              1,000         1,166
South Orange County CA Public Finance Auth. Rev.      7.00%       9/1/2008 (1)              5,610         6,617
South Orange County CA Public Finance Auth. Rev.      7.00%       9/1/2009 (1)              5,000         5,944
South Orange County CA Public Finance Auth. Rev.      7.00%       9/1/2010 (1)              3,300         3,965
South Orange County CA Public Finance Auth. Rev.      7.00%       9/1/2011 (1)              3,490         4,216
South Orange County CA Public Finance Auth. Rev.      9.50%      8/15/2004 (1)              4,395         5,183
South Placer CA Waste Water Auth. Rev.                5.50%      11/1/2011 (3)                660           724
South Placer CA Waste Water Auth. Rev.                5.50%      11/1/2012 (3)              1,640         1,781
South Placer CA Waste Water Auth. Rev.                5.50%      11/1/2013 (3)              2,190         2,359
South Placer CA Waste Water Auth. Rev.                5.50%      11/1/2014 (3)              1,000         1,069
Southern California Public Power Auth.                5.15%       7/1/2015 (2)              2,800         2,876
Southern California Rapid Transit Dist. Rev.          5.80%       9/1/2006 (2)              3,000         3,302
Southern California Rapid Transit Dist. Rev.          5.90%       9/1/2007 (2)              3,155         3,513
Southern California Rapid Transit Dist. Rev.          6.00%       9/1/2008 (2)              2,650         2,796
Sweetwater CA Water Rev.                              7.00%       4/1/2010 (2)              1,700         1,705
Tri-City CA Hosp. Dist. Rev.                          5.50%      2/15/2008 (1)              3,805         4,104
Tri-City CA Hosp. Dist. Rev.                          5.50%      2/15/2009 (1)              2,665         2,855
Tri-City CA Hosp. Dist. Rev.                         5.625%      2/15/2011 (1)              2,970         3,173
Tri-City CA Hosp. Dist. Rev.                         5.625%      2/15/2012 (1)              1,880         1,998
Tulare County CA COP                                  5.00%      8/15/2014 (1)              5,065         5,208
Tulare County CA COP                                  5.00%      8/15/2015 (1)              6,460         6,585
Tulare County CA COP                                  5.70%     11/15/2003 (1)              1,000         1,061
Tulare County CA COP                                  5.80%     11/15/2004 (1)              1,000         1,080
Turlock CA Irrigation Dist. Rev.                      5.00%       1/1/2015 (1)              2,555         2,585
Tustin CA Unified School Dist. Special Tax            5.00%       9/1/2015 (4)              3,080         3,111
Univ. of California Rev. (Medical Center)            5.625%       7/1/2010 (2)              6,660         7,109
Univ. of California Rev. (Multiple Purpose Project)  10.00%       9/1/2002 (1)              2,950         3,198
Univ. of California Rev. (Multiple Purpose Project)  10.00%       9/1/2002 (2)              1,000         1,084
Univ. of California Rev. (Multiple Purpose Project)  10.00%       9/1/2003 (2)              2,000         2,289
Univ. of California Rev. (Multiple Purpose Project)  12.00%       9/1/2003 (2)              2,000         2,368
Univ. of California Rev. (San Diego Medical Center)  5.125%      12/1/2015 (4)              8,805         9,024
Whittier CA Insured Health Fac. Rev.
   (Presbyterian Hosp.)                               6.00%       6/1/2003 (1)              3,380         3,567
Whittier CA Insured Health Fac. Rev.
   (Presbyterian Hosp.)                               6.00%       6/1/2004
   (Presbyterian Hosp.)                               6.00%       6/1/2005 (1)              3,675         4,005

OUTSIDE CALIFORNIA:

Guam Govt. Ltd. Obligation Infrastructure
  Improvement Rev.                                    5.00%      11/1/2001 (2)              2,410         2,433
Guam Govt. Ltd. Obligation Infrastructure
  Improvement Rev.                                    5.25%      11/1/2003 (2)              1,635         1,717
Puerto Rico Aqueduct & Sewer Auth. Rev.               6.00%       7/1/2009 (1)              5,250         5,915
Puerto Rico Electric Power Auth. Rev.                 5.50%       7/1/2011 (4)              3,600         3,942
Puerto Rico Electric Power Auth. Rev.                 5.75%       7/1/2012 (4)              3,700         4,090
Puerto Rico Electric Power Auth. Rev.                 5.75%       7/1/2013 (4)              4,000         4,393
Puerto Rico Electric Power Auth. Rev.                 5.75%       7/1/2015 (4)              2,700         2,931
Puerto Rico Electric Power Auth. Rev.                 6.00%       7/1/2012 (1)              6,680         7,590
Puerto Rico Electric Power Auth. Rev.                 6.25%       7/1/2010 (1)              1,850         2,132
Puerto Rico Electric Power Auth. Rev.                 6.50%       7/1/2005 (1)             20,525        22,832
Puerto Rico GO                                        5.75%       7/1/2008 (1)              1,905         2,110
Puerto Rico GO                                        6.50%       7/1/2011 (1)              2,500         2,942
Puerto Rico GO                                        6.50%       7/1/2014 (1)              7,260         8,565
Puerto Rico Govt. Dev. Bank VRDO                      2.55%       6/6/2001 (1)              7,900         7,900
Puerto Rico Highway Transp. Auth. Rev.               5.625%       7/1/2015 (1)              5,445         5,832
Puerto Rico Highway Transp. Auth. Rev.                6.00%       7/1/2012 (1)              7,470         8,413
Puerto Rico Highway and Transp. Auth. Rev. VRDO       2.50%       6/6/2001 (2)                400           400

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Puerto Rico Muni. Finance Agency GO                   5.50%       8/1/2007 (4)         $    6,000   $     6,542
Puerto Rico Muni. Finance Agency GO                  5.625%       8/1/2010 (4)             17,275        19,046
Puerto Rico Muni. Finance Agency GO                   5.75%       8/1/2011 (4)              1,500         1,657
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.    5.75%       7/1/2010 (2)              7,000         7,846
Puerto Rico Public Improvement GO                     5.75%       7/1/2008 (1)              6,985         7,723
Univ. of Puerto Rico Rev.                             5.75%       6/1/2012 (1)              2,000         2,196
Univ. of Puerto Rico Rev.                             5.75%       6/1/2016 (1)              1,000         1,073
                                                                                                    -----------
                                                                                                    $ 1,580,514
                                                                                                    -----------

SECONDARY MARKET INSURED (4.5%)

California GO                                         5.40%      12/1/2014 (1)              3,130         3,169
California GO                                         6.50%       9/1/2006 (2)              3,000         3,390
California Health Finance Auth. Rev.                  0.00%      10/1/2009 (1)              7,140         4,888
California PCR Financing Auth.                        5.90%       6/1/2014 (1)             17,135        19,012
California Public Works Board Lease Rev.
   (California State Univ.)                           5.30%      10/1/2015 (2)              6,655         6,855
California Public Works Board Lease Rev.
   (Dept. of Corrections)                            5.375%      11/1/2014 (1)              4,400         4,573
Long Beach CA Harbor Rev.                             8.50%      5/15/2003 (1)              6,235         6,825
Los Angeles CA Convention & Exhibit
   Center Auth. Rev.                                  6.00%      8/15/2010 (1)              8,975        10,139
Los Angeles CA Public Works Financing Auth. Rev.      5.00%      10/1/2016 (1)             10,000        10,047
Sacramento CA Cogeneration Auth. Rev.                 5.25%       7/1/2014 (1)              5,500         5,713
Sacramento CA Financing Auth. Lease Rev.              5.00%      11/1/2014 (1)              4,170         4,260
Outside California:
Puerto Rico Highway & Transp. Auth. Rev.              5.50%       7/1/2013 (1)              2,250         2,447
                                                                                                    -----------
                                                                                                    $    81,318
                                                                                                    -----------

NONINSURED (7.2%)

California Dept. of Veteran Affairs GO                4.85%      12/1/2011                  1,750         1,741
California Dept. of Veteran Affairs GO                4.95%      12/1/2012                  3,620         3,592
California Dept. of Veteran Affairs GO                5.05%      12/1/2013                  6,140         6,078
California Dept. of Veteran Affairs GO                5.15%      12/1/2009                  1,000         1,031
California Dept. of Veteran Affairs GO                5.40%      12/1/2014                  5,000         5,048
California Dept. of Water Resources (Central Valley) 5.125%      12/1/2013                  2,000         2,065
California Dept. of Water Resources (Central Valley) 5.125%      12/1/2015                  1,410         1,435
California Educ. Fac. Auth. Rev.
   (Univ. of Southern California)                     5.60%      10/1/2009                  2,680         2,932
California GO                                         5.25%       6/1/2015                  2,370         2,396
California Housing Finance Agency Home
  Mortgage Rev.                                       5.85%       8/1/2016                  3,950         4,150
California Housing Finance Agency Mortgage
  Rev. VRDO                                           3.05%       6/4/2001                  1,400         1,400
California Statewide Community Dev. Auth.
   (Fac. Disposal)                                    4.95%       4/1/2004                  4,500         4,515
California Statewide Community Dev. Auth.
   (Irvine Apartments)                                5.05%      5/15/2008                  2,500         2,481
Foothills-De Anza Community College Dist.             6.00%       8/1/2011                  1,330         1,505
Foothills-De Anza Community College Dist.             6.00%       8/1/2012                  1,150         1,292
Foothills-De Anza Community College Dist.             6.00%       8/1/2013                  1,235         1,379
Irvine CA Assessment Dist. Improvement Rev. VRDO
   (Northwest Irvine)                                 3.00%       6/4/2001 LOC                600           600
Los Angeles CA Harbor Dept. Rev.                      5.25%      11/1/2008                  4,195         4,417
Los Angeles CA Harbor Dept. Rev.                      5.50%      5/15/2007                  7,670         8,182
Los Angeles CA Harbor Dept. Rev.                      5.50%       8/1/2007                  3,000         3,201
Los Angeles CA Harbor Dept. Rev.                      5.50%      5/15/2008                  8,095         8,638
Los Angeles CA Harbor Dept. Rev.                      5.50%      5/15/2009                  8,540         9,123
Los Angeles CA Harbor Dept. Rev.                      5.75%      5/15/2012                 10,050        10,811
Los Angeles CA Harbor Dept. Rev.                     5.875%       8/1/2010                  6,000         6,404
Los Angeles CA Harbor Dept. Rev.                      5.90%       8/1/2011                  7,385         7,855

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
CALIFORNIA INSURED                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                    COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Los Angeles County CA Public Works
  Financing Auth. Lease Rev.                          5.25%       9/1/2015                  1,000        1,024
Metro. Water Dist. of Southern California             8.00%       7/1/2008                  2,000        2,468
Sacramento CA County Sanitation Dist.
  Financing Auth.                                     6.00%      12/1/2013                  2,500        2,800
Sacramento CA County Sanitation Dist.
  Financing Auth.                                     6.00%      12/1/2015                  2,500        2,767
San Diego CA Unified School Dist. COP                 5.25%       7/1/2001                 11,265       11,287
Univ. of California Rev.                              5.00%       9/1/2014                  8,485        8,629
                                                                                                    -----------
                                                                                                    $  131,246
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,740,741)                                                                                $1,793,078
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    30,090
Liabilities                                                                                             (4,727)
                                                                                                    -----------
                                                                                                    $   25,363
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable to 166,219,312 outstanding $.001 par
  value shares of beneficial interest
   (unlimited authorization)                                                                        $1,818,441
===============================================================================================================

NET ASSET VALUE PER SHARE                                                                           $    10.94
===============================================================================================================

*See Note A in Notes to Financial Statements.
+Security with a value of $1,025,000 has been  segregated  as initial margin for open futures contracts.
For key to abbreviations and other references, see page 37.


--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                     AMOUNT            PER
                                                      (000)          SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $ 1,769,143      $   10.65
Undistributed Net Investment Income                      --             --
Accumulated Net Realized Losses                      (2,932)          (.02)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                              52,337            .31
  Futures Contracts                                    (107)            --
--------------------------------------------------------------------------------
NET ASSETS                                      $ 1,818,441      $   10.94
================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND         COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.6%)
---------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.5%)
ABAG Finance Auth. COP
   (Children's Hosp. Medical Center)                  6.00%      12/1/2029 (2)         $    3,000   $     3,210
Alameda CA Corridor Transp. Auth. Rev.               5.125%      10/1/2017 (1)              6,565         6,630
Alameda CA Corridor Transp. Auth. Rev.               5.125%      10/1/2018 (1)              8,575         8,612
Anaheim CA Convention Center Finance COP              0.00%       8/1/2005 (1)              1,250         1,068
Anaheim CA Convention Center Finance COP              0.00%       8/1/2006 (1)              3,125         2,549
Anaheim CA Convention Center Finance COP              5.50%       8/1/2014 (1)              5,750         5,887
Barstow CA Redev. Agency                              6.25%       9/1/2022 (1)              2,225         2,351
Bay Area Govt. Association CA
   (Bay Area Rapid Transit)                           4.50%      6/15/2002 (2)             11,000        11,192
California Community College Financing
  Auth. TRAN                                          5.00%       8/3/2001 (4)             11,095        11,135
California Dept. of Veteran Affairs GO                5.40%      12/1/2016 (4)              1,000           998
California Dept. of Veteran Affairs Rev.              5.45%      12/1/2019 (2)             17,140        17,670
California Dept. of Water Resources Rev.              4.75%      12/1/2029 (1)              5,000         4,543
California Dept. of Water Resources Rev.
   (Central Valley)                                  5.375%      12/1/2027 (1)              4,890         4,920
California Educ. Fac. Auth. Rev.
   (Loyola-Marymount Univ.)                           0.00%      10/1/2015 (1) +            1,250           599
California Educ. Fac. Auth. Rev.
   (Loyola-Marymount Univ.)                           0.00%      10/1/2018 (1) +            1,580           623
California Educ. Fac. Auth. Rev.
   (Loyola-Marymount Univ.)                           0.00%      10/1/2020 (1) +            1,395           487
California Educ. Fac. Auth. Rev.
   (Loyola-Marymount Univ.)                           0.00%      10/1/2021 (1) +            2,595           851
California Educ. Fac. Auth. Rev.
   (Loyola-Marymount Univ.)                           0.00%      10/1/2022 (1) +            5,415         1,670
California Educ. Fac. Auth. Rev.
   (Occidental College)                               5.70%      10/1/2027 (1)             11,565        11,987
California Educ. Fac. Auth. Rev.
   (Point Loma Nazarene Univ.)                        5.00%      10/1/2021 (1)             11,000        10,752
California Educ. Fac. Auth. Rev.
   (Santa Clara Univ.)                                5.25%       9/1/2015 (2)              1,325         1,385
California Educ. Fac. Auth. Rev.
   (Santa Clara Univ.)                                5.25%       9/1/2016 (2)              1,000         1,042
California Educ. Fac. Auth. Rev.
   (Santa Clara Univ.)                                5.25%       9/1/2017 (2)              1,000         1,038
California GO                                         5.25%      10/1/2014 (3)             15,610        16,078
California GO                                         6.00%       8/1/2019 (3)                210           225
California GO                                         7.00%      11/1/2004 (3)(Prere.)      1,935         2,202
California GO                                         7.00%      11/1/2013 (3)                 65            73
California Health Fac. Finance Auth. Rev.
   (Adventist Health System)                          6.75%       3/1/2011 (1)              5,000         5,115
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        5.75%       7/1/2015 (2)              4,080         4,284
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                        6.00%       7/1/2017 (1)             27,900        30,227
California Health Fac. Finance Auth. Rev.
   (Kaiser Permanente)                                5.25%      10/1/2010 (2)              9,785        10,429
California Health Fac. Finance Auth. Rev.
   (Little Company of Mary)                           4.50%      10/1/2028 (2)              5,000         4,329
California Health Fac. Finance Auth. Rev.
   (San Diego Hosp.)                                  6.20%       8/1/2020 (1)              3,820         3,991
California Health Fac. Finance Auth. Rev.
   (Scripps Health)                                   5.00%      10/1/2018 (1)              5,000         4,926
California Health Fac. Finance Auth. Rev.
   (Scripps Health)                                   5.00%      10/1/2022 (1)              5,760         5,569
California Housing Finance Agency Home
  Mortgage Rev.                                       0.00%       8/1/2015 (4)             40,000        17,985
California Housing Finance Agency Home
  Mortgage Rev.                                       0.00%       2/1/2018 (2)              8,825         3,263
California Housing Finance Agency Home
  Mortgage Rev.                                       0.00%       8/1/2020 (4)             46,370        15,091
California Housing Finance Agency Home
  Mortgage Rev.                                       0.00%       2/1/2021 (1)              9,495         2,929
California Housing Finance Agency Home
  Mortgage Rev.                                       6.10%       2/1/2028 (1)              4,445         4,619
California Housing Finance Agency Home
  Mortgage Rev.                                       6.15%       8/1/2027 (1)              6,000         6,269
California Housing Finance Agency
  Multifamily Housing Rev.                           5.375%       8/1/2028 (2)              1,890         1,835
California Housing Finance Agency
  Multifamily Housing Rev.                            6.05%       8/1/2027 (2)              5,000         5,186
California Infrastructure & Econ.
  Dev. Bank Rev.
   (Asian Art Museum)                                 5.25%       6/1/2026 (1)              6,245         6,245
California PCR Financing Auth. Rev.
   (Pacific Gas & Electric Co.)                       5.35%      12/1/2016 (1)LOC           6,000         5,950
California Polytechnical Univ. Rev.                  5.625%       7/1/2026 (3)              3,000         3,099


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
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
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND         COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
California Polytechnical Univ. Rev.                  5.625%       7/1/2030 (3)         $    5,260   $     5,417
California Public Works Board Lease Rev.
   (Dept. of Corrections)                             5.50%      12/1/2012 (1)              2,000         2,077
California Public Works Board Lease Rev.
   (Dept. of Corrections)                             5.50%       1/1/2017 (2)             22,285        22,877
California Public Works Board Lease Rev.
   (Dept. of Corrections)                            5.625%      11/1/2016 (1)              9,200         9,587
California Public Works Board Lease Rev.
   (Dept. of Health Services)                         5.75%      11/1/2024 (1)              7,885         8,278
California Public Works Board Rev.
  (Univ. of California)                              5.375%      10/1/2017 (2)             10,250        10,445
California State Univ. & Colleges
  Housing System Rev.                                5.625%      11/1/2024 (3)              6,920         7,143
California Statewide Community Dev. Auth. Rev.
   (Los Angeles Orthopedic Hosp.)                     5.75%       6/1/2030 (3)              8,000         8,283
Calleguas-Las Virgines CA Muni. Water Dist. Rev.     5.125%       7/1/2021 (3)              6,000         5,929
Capistrano CA Unified Public Schools                  5.70%       9/1/2016 (2)             10,000        10,520
Central Coast CA Water Auth. Rev.                     5.00%      10/1/2016 (2)              6,850         6,879
Central Coast CA Water Auth. Rev.                     5.00%      10/1/2022 (2)             10,925        10,645
Chino Basin CA Regional Financing Auth. Rev.
   (Inland Empire Util. Agency)                       5.75%      11/1/2019 (1)              3,325         3,515
Chino Basin CA Regional Financing Auth. Rev.
   (Inland Empire Util. Agency)                       5.75%      11/1/2022 (1)              1,000         1,053
Chino Basin CA Regional Financing Auth. Rev.
   (Muni. Water Dist. Sewer System)                   6.00%       8/1/2016 (2)              5,500         5,899
Clovis CA Unified School Dist. GO                     0.00%       8/1/2007 (3)             15,000        11,679
Clovis CA Unified School Dist. GO                     0.00%       8/1/2008 (3)             14,265        10,538
Clovis CA Unified School Dist. GO                     0.00%       8/1/2009 (3)             19,725        13,792
Clovis CA Unified School Dist. GO                     0.00%       8/1/2010 (3)             21,485        14,211
Clovis CA Unified School Dist. GO                     0.00%       8/1/2011 (3)              1,625         1,016
Contra Costa CA COP                                   5.50%       6/1/2012 (2)              6,850         7,044
Contra Costa CA Water Dist. Rev.                      5.50%      10/1/2019 (1)              3,000         3,059
Culver City CA Wastewater Fac. Rev.                   5.70%       9/1/2029 (3)              5,000         5,208
East Bay CA Muni. Util. Dist. Water System Rev.       4.75%       6/1/2028 (1)             10,940         9,979
East Bay CA Muni. Util. Dist. Water System Rev.       6.50%       6/1/2004 (2)(Prere.)      2,000         2,222
Eastern California Muni. Water Dist.
  Water & Sewer Rev.                                  6.75%       7/1/2012 (3)              8,500        10,121
El Dorado County CA Public Agency
  Finance Auth. Rev.                                  5.50%      2/15/2016 (3)              9,000         9,305
Elsinore Valley CA Muni. Water Dist. COP              6.00%       7/1/2012 (3)              2,210         2,497
Escondido CA Union High School Dist. GO               0.00%      11/1/2020 (1)              3,000         1,042
Evergreen CA School Dist. GO                         5.625%       9/1/2024 (3)              6,300         6,469
Foothill/DeAnza CA Community College Dist. GO         0.00%       8/1/2017 (1)              3,000         1,274
Foothill/Eastern Corridor CA Agency Toll
  Road Rev.                                           5.00%      1/15/2016 (1)              7,900         7,938
Foothill/Eastern Corridor CA Agency Toll
  Road Rev.                                          5.125%      1/15/2019 (1)              5,200         5,202
Fresno CA Airport Rev.                                5.50%       7/1/2030 (4)              1,500         1,528
Fullerton CA Univ. Rev.                               5.70%       7/1/2020 (1)              2,165         2,269
Glendale CA Hosp. Rev.
   (Adventist Health System)                          6.00%       3/1/2014 (1)              3,000         3,065
Helix CA Water Dist. COP                              5.00%       4/1/2019 (4)              4,250         4,186
Kern CA High School Dist. GO                          6.25%       8/1/2011 (1)              1,065         1,236
Kern CA High School Dist. GO                          6.40%       8/1/2014 (1)              1,490         1,732
Kern CA High School Dist. GO                          6.40%       8/1/2015 (1)              1,645         1,910
Kern CA High School Dist. GO                          6.40%       8/1/2016 (1)              1,815         2,105
La Quinta CA Redev. Agency                            7.30%       9/1/2010 (1)              1,145         1,402
Long Beach CA Finance Auth. Lease Rev.                6.00%      11/1/2017 (2)              2,000         2,239
Long Beach CA Finance Auth. Lease Rev.
 (Aquarium of the South Pacific)                      5.00%      11/1/2026 (2)              4,000         3,844


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
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
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Long Beach CA Finance Auth. Lease Rev.
  (Aquarium of the South Pacific)                     5.50%      11/1/2013 (2)         $    3,680   $     3,955
Long Beach CA Finance Auth. Lease Rev.
  (Aquarium of the South Pacific)                     5.50%      11/1/2018 (2)              4,675         4,847
Long Beach CA Finance Auth. Lease Rev.
  (Rainbow Harbor)                                   5.125%       5/1/2020 (2)              2,750         2,735
Long Beach CA Finance Auth. Lease Rev.
  (Temple & Willow Fac.)                              5.50%      10/1/2018 (1)              5,030         5,212
Los Angeles CA Dept. of Water & Power Rev.            5.00%     10/15/2017 (1)              7,600         7,574
Los Angeles CA Dept. of Water & Power Rev.            5.00%     10/15/2018 (1)             11,600        11,467
Los Angeles CA Dept. of Water & Power Rev.            5.25%       7/1/2013 (1)             19,085        20,013
Los Angeles CA Unified School Dist. GO                5.00%       7/1/2021 (3)             12,280        12,006
Los Angeles CA Unified School Dist. GO               5.375%       7/1/2016 (3)              4,000         4,138
Los Angeles CA Wastewater System Rev.                 4.00%       6/1/2014 (1)              5,465         5,031
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                                5.00%       7/1/2017 (3)              4,450         4,440
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                                5.00%       7/1/2019 (4)              2,350         2,314
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                               5.125%       7/1/2019 (3)              1,000           999
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                                5.25%       7/1/2011 (4)              9,570        10,205
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                                5.25%       7/1/2016 (1)              7,500         7,642
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                                5.25%       7/1/2017 (1)              7,700         7,813
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                                5.25%       7/1/2018 (1)              5,000         5,050
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev.                                5.25%       7/1/2019 (1)              6,530         6,576
Los Angeles County CA Public Works
  Financing Auth. Lease Rev.                          5.50%      10/1/2018 (4)              2,700         2,871
Los Angeles County CA Public Works
  Financing Auth. Lease Rev.
   (Multiple Capital Fac.)                           5.125%       6/1/2017 (2)              6,865         6,895
Los Angeles County CA Public Works
  Financing Auth. Lease Rev.
   (Multiple Capital Fac.)                           5.125%      12/1/2029 (2)             16,000        15,729
Los Angeles County CA Public Works
  Financing Auth. Lease Rev.
   (Multiple Capital Fac.)                            5.25%       5/1/2022 (2)              4,700         4,720
Los Angeles County CA Schools
   Regionalized Business Services COP                 0.00%       8/1/2020 (2)              2,095           730
Metro. Water Dist. of Southern California Rev.        5.50%       7/1/2025 (1)             21,225        21,497
Modesto CA Irrigation Dist. Finance Auth. Rev.
   (Domestic Water Project)                           5.75%       9/1/2005 (2)(Prere.)      3,750         4,158
Modesto CA Irrigation Dist. Finance Auth. Rev.
   (Woodland)                                         6.50%      10/1/2011 (2)              8,125         9,314
Modesto CA Irrigation Dist. Finance Auth. Rev.
   (Woodland)                                         6.50%      10/1/2022 (2)              9,750        11,399
MSR California Public Power Agency Rev.
   (San Juan)                                        6.125%       7/1/2013 (2)              8,000         9,129
MSR California Public Power Agency Rev.
   (San Juan)                                         6.75%       7/1/2020 (1)             38,785        46,006
Natomas CA Unified School Dist. GO                    5.20%       9/1/2019 (3)              5,000         5,032
North City West CA School Fac. Finance Auth.          6.00%       9/1/2019 (4)              2,000         2,175
Northern California Power Agency Rev.                 5.25%       8/1/2016 (2)              3,000         3,075
Northern California Power Agency Rev.
   (Hydro Electric)                                   6.30%       7/1/2018 (1)             10,000        11,531
Northern California Power Agency Rev.
   (Hydro Electric)                                   7.50%       7/1/2021 (2)(Prere.)      1,810         2,303
Oakland CA Joint Powers Financing Auth.
  Lease Rev. (Convention Centers)                     5.50%      10/1/2012 (2) +            3,545         3,847
Oakland CA Joint Powers Financing Auth.
  Lease Rev. (Convention Centers)                     5.50%      10/1/2013 (2) +            5,500         5,951
Oakland CA Redev. Agency (Central Dist.)              5.50%       2/1/2014 (2)              5,500         5,916
Palomar Pomerado Health System CA Rev.               5.375%      11/1/2011 (1)              3,865         4,140
Palomar Pomerado Health System CA Rev.               5.375%      11/1/2013 (1)              6,730         7,083
Peralta CA Community College Dist. Rev.               5.00%       8/1/2031 (3)              3,300         3,171
Pittsburg CA Redev. Agency Tax Allocation
  (Los Medanos Community Dev.)                        0.00%       8/1/2019 (2)              1,150           424


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
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
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND         COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Pittsburg CA Redev. Agency Tax Allocation
   (Los Medanos Community Dev.)                       0.00%       8/1/2021 (2)         $    2,575   $       837
Pittsburg CA Redev. Agency Tax Allocation
   (Los Medanos Community Dev.)                       0.00%       8/1/2022 (2)              3,755         1,147
Pittsburg CA Redev. Agency Tax Allocation
   (Los Medanos Community Dev.)                       0.00%       8/1/2023 (2)              8,750         2,517
Pittsburg CA Redev. Agency Tax Allocation
   (Los Medanos Community Dev.)                       0.00%       8/1/2024 (2)              1,000           271
Pittsburg CA Redev. Agency Tax Allocation
   (Los Medanos Community Dev.)                      0.00%        8/1/2029 (2)              9,145         1,837
Pittsburg CA Redev. Agency Tax Allocation
   (Los Medanos Community Dev.)                       5.70%       8/1/2032 (4)              7,000         7,353
Pomona CA Unified School Dist. GO                     5.60%       8/1/2014 (1)              1,585         1,724
Pomona CA Unified School Dist. GO                     5.60%       8/1/2015 (1)              2,000         2,165
Pomona CA Unified School Dist. GO                     5.60%       8/1/2016 (1)              1,000         1,078
Pomona CA Unified School Dist. GO                     7.50%       8/1/2017 (1)              2,540         3,241
Port of Oakland CA Rev.                               5.40%      11/1/2017 (1)             16,705        17,193
Port of Oakland CA Rev.                               5.50%      11/1/2017 (1)              4,350         4,444
Port of Oakland CA Rev.                               5.60%      11/1/2019 (1)             22,280        23,086
Port of Oakland CA Rev.                              5.625%      11/1/2011 (3)              9,260         9,997
Rancho CA Water Dist. Finance Auth. Rev.             5.875%      11/1/2010 (3)              3,585         3,869
Rancho CA Water Dist. Finance Auth. Rev.              6.25%       8/1/2001 (3)              3,000         3,077
Rancho Cucamonga CA Redev. Agency
   (Rancho Redev.)                                    5.10%       9/1/2014 (4)              3,040         3,123
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                             0.00%       6/1/2013 (1)              5,000         2,748
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                             0.00%       6/1/2014 (1)               2,000        1,031
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                             0.00%       6/1/2015 (1)               2,000          966
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                             5.00%       6/1/2019 (1)             13,950        13,674
Sacramento CA Finance Auth. Rev.                      5.25%       5/1/2019 (2)             21,950        22,111
Sacramento CA Finance Auth. Rev.                     5.375%      11/1/2014 (2)              9,000         9,590
Sacramento CA Finance Auth. Rev.                      5.40%      11/1/2020 (2)              6,785         7,094
Sacramento CA Muni. Util. Dist. Rev.                  6.25%      8/15/2010 (1)             33,800        38,764
Sacramento CA Muni. Util. Dist. Rev.                  6.30%      8/15/2018 (1)             14,000        14,683
Sacramento CA Rev. (Cogeneration)                     5.00%       7/1/2017 (1)              4,760         4,755
Sacramento County CA Public Fac. Finance
  Corp. COP (Main Detention Fac.)                     5.50%       6/1/2010 (1)              5,760         6,285
San Bernardino County CA COP
   (Medical Center)                                   5.50%       8/1/2005 (1)(Prere.)     12,790        14,026
San Bernardino County CA COP
   (Medical Center)                                   6.50%       8/1/2017 (1)             17,915        21,067
San Diego CA Public Fac. Finance Auth.
  Sewer Rev.                                          5.25%      5/15/2027 (3)             10,625        10,627
San Diego CA Unified School Dist. GO                  0.00%       7/1/2015 (3)              5,370         2,613
San Diego CA Unified School Dist. GO                  0.00%       7/1/2016 (3)              4,565         2,080
San Diego CA Unified School Dist. GO                  0.00%       7/1/2018 (3)              9,500         3,810
San Diego CA Water Auth. Rev. COP                     5.25%       5/1/2015 (3)             14,290        14,680
San Francisco CA Bay Area Rapid Transit Rev.          6.75%       7/1/2010 (2)              6,370         7,538
San Francisco CA Bay Area Rapid Transit Rev.          6.75%       7/1/2011 (2)              7,455         8,849
San Francisco CA Building Auth. Rev.
   (Civic Center Complex)                             5.25%      12/1/2016 (2)             22,575        22,994
San Francisco CA Building Auth. Rev.
   (Civic Center Complex)                             5.25%      12/1/2021 (2)              4,000         4,012
San Francisco CA City & County Airport Rev.           6.00%       5/1/2003 (1)(Prere.)        740           794

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
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
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.           6.00%       5/1/2010 (1)         $    1,640   $     1,721
San Francisco CA City & County Airport Rev.           6.00%       5/1/2011 (1)              1,720         1,817
San Francisco CA City & County Airport Rev.           6.00%       5/1/2020 (1)              5,325         5,608
San Francisco CA City & County Airport Rev.           6.20%       5/1/2002 (2) (Prere.)     2,410         2,533
San Francisco CA City & County Airport Rev.           6.20%       5/1/2006 (2)              2,995         3,141
San Francisco CA City & County Airport Rev.           6.20%       5/1/2008 (2)                595           624
San Francisco CA City & County Airport Rev.           6.30%       5/1/2002 (2)(Prere.)      2,005         2,109
San Francisco CA City & County Airport Rev.           6.30%       5/1/2011 (2)              2,995         3,141
San Francisco CA City & County Airport Rev.           6.50%       5/1/2003 (1)(Prere.)        545           590
San Francisco CA City & County Airport Rev.           6.50%       5/1/2006 (1)              2,735         2,926
San Francisco CA City & County Airport Rev.           6.60%       5/1/2003 (1)(Prere.)        410           445
San Francisco CA City & County Airport Rev.           6.60%       5/1/2007 (1)              2,080         2,242
San Francisco CA City & County Airport Rev.          6.625%       5/1/2003 (1)(Prere.)        620           673
San Francisco CA City & County Airport Rev.          6.625%       5/1/2008 (1)              3,100         3,343
San Francisco CA City & County Airport Rev.           6.70%       5/1/2003 (1)(Prere.)        665            723
San Francisco CA City & County Airport Rev.           6.70%       5/1/2009 (1)              3,305         3,569
San Francisco CA City & County Airports
  Comm. Rev. (International Airport)                  5.00%       5/1/2021 (3)              4,480         4,380
San Francisco CA City & County Airports
  Comm. Rev. (International Airport)                  5.00%       5/1/2022 (3)              1,125         1,096
San Francisco CA City & County Airports
  Comm. Rev. (International Airport)                  5.00%       5/1/2023 (3)              3,065         2,977
San Francisco CA City & County Airports
  Comm. Rev. (International Airport)                  5.00%       5/1/2030 (3)             8,500          7,976
San Francisco CA City & County Airports
  Comm. Rev.(International Airport)                   5.25%       1/1/2022 (2)              1,290         1,280
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2021 (1)             12,385         4,198
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2024 (1)             15,000         4,244
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2025 (1)             18,250         4,860
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2030 (1)              7,000         1,386
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                               0.00%      1/15/2031 (1)             11,950         2,235
San Joaquin Hills CA Transp. Corridor
   Agency Toll Road Rev.                              5.25%      1/15/2030 (1)             22,500        22,203
San Joaquin Hills CA Transp. Corridor
  Agency Toll Road Rev.                              5.375%      1/15/2029 (1)              5,790         5,806
San Jose CA Redev. Agency Tax Allocation              5.00%       8/1/2020 (1)              3,500         3,428
San Jose CA Redev. Agency Tax Allocation              6.00%       8/1/2011 (1)              8,845         9,994
San Luis Obispo County CA Financing
  Auth. Rev. (Lopez Dam)                              5.25%       8/1/2019 (1)              1,040         1,050
San Luis Obispo County CA Financing
  Auth. Rev. (Lopez Dam)                              5.25%       8/1/2020 (1)              1,095         1,104
San Luis Obispo County CA Financing
  Auth. Rev. (Lopez Dam)                             5.375%       8/1/2030 (1)              3,200         3,219
San Mateo County CA Finance Auth. Rev.                6.50%       7/1/2013 (1)             14,560        16,976
San Mateo County CA Transp. Dist. Sales Tax Rev.      5.25%       6/1/2015 (4)              4,525         4,682
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2009 (3)              4,895         3,422
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2010 (3)              7,050         4,660
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2011 (3)              7,355         4,595
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2012 (3)              6,645         3,903
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2013 (3)              7,430         4,101
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2014 (3)              8,290         4,295
San Ramon Valley CA Unified School Dist. GO           0.00%       7/1/2015 (3)              5,605         2,720
Santa Ana CA Finance Auth. Rev.                       6.25%       7/1/2016 (1)              5,345         6,145
Santa Ana CA Finance Auth. Rev.                       6.25%       7/1/2017 (1)              2,000         2,298
Santa Clara CA Redev. Agency (Bayshore North)         7.00%       7/1/2010 (2)              7,000         8,222
Santa Clara County CA Finance Auth. Rev.              5.00%     11/15/2017 (2)              5,500         5,500
Santa Clara County CA Finance Auth. Rev.
   (Multiple Fac.)                                    5.50%      5/15/2013 (2)              5,050         5,426
Santa Clara County CA Finance Auth. Rev.
   (Multiple Fac.)                                    5.50%      5/15/2014 (2)              5,325         5,678

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND         COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Santa Clara County CA Finance Auth. Rev.
   (Multiple Fac.)                                    5.50%      5/15/2015 (2)         $    5,620   $     5,942
Santa Fe Springs CA Redev. Agency                     6.00%       9/1/2014 (1)              5,350         5,599
Santa Monica/Malibu CA Unified School Dist. GO        0.00%       8/2/2020 (3)              6,715         2,356
Santa Rosa CA Wastewater Rev.                         6.00%       7/2/2015 (2)              7,000         7,860
Santa Rosa CA Wastewater Rev.                         6.00%       9/1/2015 (3)              5,580         6,271
Santa Rosa CA Wastewater Rev.                         6.25%       9/1/2002 (3)(Prere.)      7,075         7,473
South Coast CA Air Quality Management Dist. Rev.      5.50%       8/1/2014 (1)              8,000         8,190
South Coast CA Air Quality Management Dist. Rev.      6.00%       8/1/2011 (2) *            3,200         3,616
South County CA Regional Wastewater Auth. Rev.        5.50%       8/1/2002 (3)              8,625         8,891
South Orange County CA Public Finance Auth. Rev.      5.25%      8/15/2018 (4)             11,100        11,237
South Orange County CA Public Finance Auth. Rev.      7.00%       9/1/2011 (1)              3,000         3,624
South Orange County CA Public Finance Auth. Rev.      9.50%      8/15/2004 (1)              3,000         3,538
Southern California Public Power Auth.
   (Transmission)                                     5.75%       7/1/2021 (1)              3,000         3,058
Three Valley CA Muni. Water Dist. COP                 5.25%      11/1/2010 (3)              4,220         4,385
Ukiah CA Electric Rev.                                6.00%       6/1/2008 (1)              4,565         5,118
Ukiah CA Electric Rev.                                6.25%       6/1/2018 (1)              6,000         6,882
Union Elementary School Dist. GO                      0.00%       9/1/2015 (3)              3,860         1,857
Union Elementary School Dist. GO                      0.00%       9/1/2016 (3)              1,500           676
Union Elementary School Dist. GO                      0.00%       9/1/2017 (3)              2,295           970
Union Elementary School Dist. GO                      0.00%       9/1/2018 (3)              1,630           646
Union Elementary School Dist. GO                      0.00%       9/1/2019 (3)              1,750           652
Union Elementary School Dist. GO                      0.00%       9/1/2020 (3)              2,300           806
Union Elementary School Dist. GO                      0.00%       9/1/2021 (3)              2,000           659
Univ. of California Rev. (Medical Center)            5.125%      12/1/2018 (4)              3,695         3,693
Univ. of California Rev. (Medical Center)            5.125%      12/1/2019 (4)              3,000         2,984
Univ. of California Rev. (Medical Center)             5.75%       7/1/2012 (2)             10,395        11,062
Univ. of California Rev. (Medical Center)             5.75%       7/1/2014 (2)             12,160        12,832
Vallejo CA Sanitation & Flood Control COP             5.00%       7/1/2019 (3)              5,000         4,976
Walnut CA Public Finance Auth. Tax
   Allocation Rev.                                    6.00%       9/1/2002 (1)(Prere.)      1,940         2,053
Walnut CA Public Finance Auth. Tax
   Allocation Rev.                                    6.00%       9/1/2015 (1)              3,060         3,202
Walnut Valley CA Unified School Dist. GO              6.00%       8/1/2012 (2)              1,790         2,035
Walnut Valley CA Unified School Dist. GO              6.00%       8/1/2013 (2)              1,980         2,240
Walnut Valley CA Unified School Dist. GO              6.00%       8/1/2014 (2)              2,205         2,484
Walnut Valley CA Unified School Dist. GO              6.00%       8/1/2015 (2)              2,470         2,775
Walnut Valley CA Unified School Dist. GO              6.00%       8/1/2016 (2)              2,690         3,029
Walnut Valley CA Unified School Dist. GO              6.20%       8/1/2009 (2)              1,270         1,464
Wateruse Financial Auth. of California VRDO           2.80%       6/6/2001 (3)              3,285         3,285
West Sacramento CA Finance Auth. Rev.
 (Water System Improvement Project)                   5.25%       8/1/2008 (3)              2,160         2,231
West Sacramento CA Tax Allocation                     6.25%       9/1/2001 (1)(Prere.)      8,250         8,485
Whittier CA Insured Health Fac. Rev.
  (Presbyterian Hosp.)                                6.25%       6/1/2007(1)               4,260         4,791
Whittier CA Insured Health Fac. Rev.
  (Presbyterian Hosp.)                                6.25%       6/1/2008 (1)              3,530         3,999
Wiseburn CA School Dist. GO                           5.25%       8/1/2022 (3)              7,615         7,647
Yuba City CA Unified School Dist. GO                  0.00%       9/1/2015 (3)              1,870           900
Yuba City CA Unified School Dist. GO                  0.00%       9/1/2017 (3)              2,060           871
Yuba City CA Unified School Dist. GO                  0.00%       9/1/2019 (3)              2,270           846

OUTSIDE CALIFORNIA:
Puerto Rico Govt. Dev. Bank VRDO                      2.55%       6/6/2001 (1)              3,455         3,455
Puerto Rico Highway & Transp. Auth. VRDO              2.50%       6/6/2001 (2)              6,860         6,860
Univ. of Puerto Rico Rev.                            5.375%       6/1/2030 (1)             14,795        14,901
                                                                                                    -----------
                                                                                                    $ 1,581,310
                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND         COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
SECONDARY MARKET INSURED (4.7%)
California Dept. of Water Resources Rev.
   (Central Valley)                                   4.75%      12/1/2025 (1)         $    8,500   $     7,819
California GO                                         6.25%       9/1/2012 (3)              9,000        10,378
California PCR Financing Auth. Rev.
   (Southern California Edison)                       5.55%       9/1/2031 (1)              2,250         2,247
California Public Works Board Lease Rev.
   (Dept. of Corrections)                             6.50%       9/1/2017 (2)             30,000        35,295
Foothill/Eastern Corridor Agency
  CA Toll Road Rev.                                   0.00%      1/15/2028 (1)             15,000         9,848
Foothill/Eastern Corridor Agency
   CA Toll Road Rev.                                  5.75%      1/15/2040 (1)             12,000        12,493
Los Angeles County CA Public Works
  Financing Auth. Rev.                                5.00%      10/1/2016 (1)              8,540         8,580
                                                                                                    -----------
                                                                                                    $    86,660
                                                                                                    -----------

NONINSURED (9.4%)
California Dept. of Water Resources Rev.
   (Central Valley)                                   4.75%      12/1/2018                  1,100         1,047
California Dept. of Water Resources Rev.
   (Central Valley)                                   6.40%       6/1/2002 (Prere.)        19,400        20,377
California Educ. Fac. Auth. Rev.
   (Univ. of Southern California)                     5.80%      10/1/2015                  6,550         6,816
California GO                                         5.50%       6/1/2022                  5,000         5,049
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)       2.90%       6/7/2001 LOC                200           200
California Housing Finance Agency
  Multifamily Housing Rev. VRDO                       3.15%       6/4/2001                    700           700
California Housing Finance Agency
  Home Mortgage Rev. VRDO                             2.65%       6/6/2001                  9,215         9,215
California Housing Finance Agency
  Home Mortgage Rev. VRDO                             3.05%       6/4/2001                  9,585         9,585
California PCR Financing Auth. Rev. VRDO
   (Shell Oil Co.-Martinez)                           2.90%       6/4/2001                    310           310
California Rural Home Mortgage Finance Auth.
  Single Family Mortgage Rev.                         7.00%       9/1/2029                  7,565         8,531
California Statewide Community Dev. Auth. PUT
   (Irvine Apartments)                                5.10%      5/17/2010                  3,225         3,184
California Statewide Community Dev. Auth. PUT
   (Irvine Apartments)                                5.25%      5/15/2013                  2,500         2,418
California Statewide Community Dev. Auth. Rev.        5.00%      10/1/2018                 10,875        10,424
East Bay CA Muni. Util. Dist. Water System Rev.       5.25%       6/1/2018                  4,000         4,043
East Bay CA Muni. Util. Dist. Water System Rev.       5.25%       6/1/2019                  4,445         4,477
Foothill/Eastern Corridor Agency CA Toll Road Rev.    0.00%      1/15/2033                 10,000         1,339
Foothill/Eastern Corridor Agency CA Toll Road Rev.    0.00%      1/15/2034                 10,000         1,257
Irvine CA Assessment Dist. Improvement Boards VRDO
   (Oak Creek)                                        3.00%       6/4/2001 LOC                600           600
Irvine CA Ranch Water Dist. VRDO                      3.00%       6/4/2001                  2,600         2,600
Irvine CA Ranch Water Dist. VRDO                      3.00%       6/4/2001 LOC              1,100         1,100
Los Angeles CA Dept. of Water & Power
  Electric Plant Rev.                                 5.25%       7/1/2019                  6,730         6,736
Los Angeles CA Dept. of Water & Power
  Electric Plant Rev.                                 6.50%       4/1/2010                  3,950         4,143
Los Angeles County CA Public Works Rev.               5.50%      10/1/2012                  6,750         7,169
Los Angeles County CA School
 Regionalized Business Services COP                   0.00%       8/1/2014                  1,000           512
Metro. Water Dist. of Southern California
  Waterworks Rev.                                     8.00%       7/1/2008                  2,000         2,468
Newport Beach CA Rev. VRDO
   (Hoag Memorial Presbyterian Hosp.)                 3.00%       6/4/2001                    800           800
Oceanside CA Community Dev. Comm.
  Multifamily Housing Rev.                            4.45%       4/1/2031                  4,260         4,206
Orange County CA Sanitation Dist. COP VRDO            3.00%       6/4/2001                 14,500        14,500
Riverside County CA Public Fac. Project VRDO          2.90%       6/5/2001 LOC              1,200         1,200
San Bernardino CA Multifamily Housing Rev.            4.45%       5/1/2031                  7,000         6,857
San Diego County CA COP                               5.25%      10/1/2021                  1,485         1,456

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND         COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
San Diego County CA COP                               5.25%      10/1/2028             $    2,745   $    2,645
San Diego County CA COP                              5.375%      10/1/2041                  8,545        8,262
San Diego Water Auth. Rev. COP                        4.75%       5/1/2018                  1,500        1,421
San Diego Water Auth. Rev. COP                        4.75%       5/1/2020                  3,000        2,794
San Diego Water Auth. Rev. COP                        5.00%       5/1/2017                  2,300        2,278
Univ. of California Rev.                              5.00%       9/1/2023                  3,000        2,898

OUTSIDE CALIFORNIA:
Puerto Rico GO                                        6.00%       7/1/2002 (Prere.)        10,500       11,010
                                                                                                    -----------
                                                                                                       174,627
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,752,096)                                                                                 1,842,597
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    27,603
Liabilities                                                                                            (20,476)
                                                                                                    -----------
                                                                                                         7,127
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable to 161,103,822 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                          $1,849,724
===============================================================================================================
NET ASSET VALUE PER SHARE                                                                           $    11.48
===============================================================================================================

*See Note A in Notes to Financial Statements.
*Security with a value of $3,616,000 has been segregated as initial margin for open futures contracts.
+Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2001.
For key to abbreviations and other references, see page 37.

--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT        PER
                                                         (000)       SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                     $1,765,466          $10.96
Undistributed Net Investment Income                         --              --
Accumulated Net Realized Losses                         (6,012)           (.04)
Unrealized Appreciation (Depreciation)--Note F
 Investment Securities                                  90,501             .56
 Futures Contracts                                        (231)             --
--------------------------------------------------------------------------------
NET ASSETS                                          $1,849,724          $11.48
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax and Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                       CALIFORNIA    CALIFORNIA
                                    CALIFORNIA            INSURED       INSURED
                                    TAX-EXEMPT  INTERMEDIATE-TERM     LONG-TERM
                                  MONEY MARKET         TAX-EXEMPT    TAX-EXEMPT
                                          FUND               FUND          FUND
                                  ----------------------------------------------
                                           SIX MONTHS ENDED MAY 31, 2001
                                  ----------------------------------------------
                                         (000)              (000)         (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                             $42,260            $43,128       $47,137
--------------------------------------------------------------------------------
    Total Income                        42,260             43,128        47,137
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services           164                111           112
    Management and Administrative        2,030              1,263         1,403
    Marketing and Distribution             234                148           116
  Custodian Fees                            16                 11            11
  Auditing Fees                              5                  5             5
  Shareholders' Reports                     11                  6             8
  Trustees' Fees and Expenses                2                  1             1
--------------------------------------------------------------------------------
    Total Expenses                       2,462              1,545         1,656
    Expenses Paid Indirectly--Note C       (16)               (14)          (11)
--------------------------------------------------------------------------------
    Net Expenses                         2,446              1,531         1,645
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                   39,814             41,597        45,492
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold               177              1,959         3,904
  Futures Contracts                         --                 --          (422)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                   177              1,959         3,482
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                     --             14,050         7,082
  Futures Contracts                         --               (107)         (231)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                            --             13,943         6,851
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $39,991            $57,499       $55,825
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                             CALIFORNIA                   CALIFORNIA INSURED
                                             TAX-EXEMPT                    INTERMEDIATE-TERM
                                          MONEY MARKET FUND                 TAX-EXEMPT FUND
                                  -------------------------------   -----------------------------
                                    SIX MONTHS               YEAR     SIX MONTHS            YEAR
                                         ENDED              ENDED          ENDED           ENDED
                                  MAY 31, 2001      NOV. 30, 2000   MAY 31, 2001   NOV. 30, 2000
                                         (000)              (000)          (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income               $ 39,814           $ 85,527       $ 41,597        $ 67,810
  Realized Net Gain (Loss)                 177               (241)         1,959          (3,810)
  Change in Unrealized Appreciation
    (Depreciation)                          --                 --         13,943          49,267
-------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations         39,991             85,286         57,499         113,267
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                (39,814)           (85,527)       (41,597)        (67,810)
  Realized Capital Gain                     --                 --             --              --
-------------------------------------------------------------------------------------------------
    Total Distributions                (39,814)           (85,527)       (41,597)        (67,810)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                             1,496,648          3,092,782        422,557         731,050
  Issued in Lieu of Cash
    Distributions                       37,018             80,094         32,752          52,914
  Redeemed                          (1,644,395)        (2,740,540)      (356,317)       (461,645)
-------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions      (110,729)           432,336         98,992         322,319
-------------------------------------------------------------------------------------------------
  Total Increase (Decrease)           (110,552)           432,095        114,894         367,776
-------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                2,718,346          2,286,251      1,703,547       1,335,771
-------------------------------------------------------------------------------------------------
  End of Period                     $2,607,794         $2,718,346     $1,818,441      $1,703,547
=================================================================================================

1Shares Issued (Redeemed)
  Issued                             1,496,648          3,092,782         38,291          69,076
  Issued in Lieu of Cash
    Distributions                       37,018             80,094          2,977           4,988
  Redeemed                          (1,644,395)        (2,740,540)       (32,441)        (43,914)
-------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding              (110,729)           432,336          8,827          30,150
=================================================================================================

--------------------------------------------------------------------------------
                                                       California
                                                    Insured Long-Term
                                                     Tax-Exempt Fund
                                           -------------------------------------
                                             Six Months                    Year
                                                  Ended                   Ended
                                           May 31, 2001           Nov. 30, 2000
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 45,492                $ 81,700
  Realized Net Gain (Loss)                        3,482                  (2,881)
  Change in Unrealized Appreciation
    (Depreciation)                                6,851                  85,769
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                  55,825                 164,588
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                         (45,492)                (81,700)
  Realized Capital Gain                              --                      --
--------------------------------------------------------------------------------
    Total Distributions                         (45,492)                (81,700)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        285,962                 385,919
  Issued in Lieu of Cash Distributions           31,337                  54,937
  Redeemed                                     (213,259)               (333,740)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                        104,040                 107,116
--------------------------------------------------------------------------------
  Total Increase (Decrease)                     114,373                 190,004
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                         1,735,351               1,545,347
--------------------------------------------------------------------------------
  End of Period                              $1,849,724              $1,735,351
================================================================================

1Shares Issued (Redeemed)
  Issued                                         24,533                  35,031
  Issued in Lieu of Cash Distributions            2,702                   4,986
  Redeemed                                      (18,414)                (30,717)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
      Outstanding                                 8,821                   9,300
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------
                                                      CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                                               YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED  ---------------------------------------------
THROUGHOUT EACH PERIOD               MAY 31, 2001     2000     1999     1998     1997       1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00    $1.00    $1.00    $1.00    $1.00     $1.00
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                      .015     .034     .027     .031     .034      .033
  Net Realized and Unrealized Gain (Loss)
    on Investments                             --       --       --       --       --        --
------------------------------------------------------------------------------------------------
    Total from Investment Operations         .015     .034     .027     .031     .034      .033
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income      (.015)   (.034)   (.027)   (.031)   (.034)    (.033)
  Distributions from Realized Capital Gains    --       --       --       --       --         --
------------------------------------------------------------------------------------------------
    Total Distributions                     (.015)   (.034)   (.027)   (.031)   (.034)    (.033)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $1.00    $1.00    $1.00    $1.00    $1.00     $1.00
================================================================================================

TOTAL RETURN                                1.51%    3.44%    2.79%    3.10%    3.41%     3.32%
================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)     $2,608   $2,718   $2,286   $1,970   $1,800    $1,443
  Ratio of Total Expenses to Average
    Net Assets                             0.19%*    0.17%    0.20%    0.20%    0.18%     0.19%
  Ratio of Net Investment Income to
    Average Net Assets                     3.01%*    3.38%    2.75%    3.05%    3.35%     3.27%
================================================================================================
*Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
                                                           CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                         YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED ------------------------------------------------------
THROUGHOUT EACH PERIOD                       MAY 31, 2001    2000      1999      1998        1997          1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  10.82 $ 10.50   $ 10.95   $ 10.66    $ 10.58        $ 10.44
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .248    .498      .480      .489       .505           .508
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   .120    .320     (.450)     .290       .102           .140
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 .368    .818      .030      .779       .607           .648
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.248)  (.498)    (.480)    (.489)     (.505)         (.508)
  Distributions from Realized Capital Gains            --      --        --        --      (.022)            --
----------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.248)  (.498)    (.480)    (.489)     (.527)         (.508)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $  10.94 $ 10.82   $ 10.50   $ 10.95    $ 10.66        $ 10.58
================================================================================================================

TOTAL RETURN                                        3.41%   7.99%     0.27%     7.47%      5.91%          6.41%
================================================================================================================


RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $  1,818 $ 1,704   $ 1,336   $ 1,006    $   596        $   343
  Ratio of Total Expenses to
    Average Net Assets                             0.17%*   0.17%     0.17%     0.19%      0.18%          0.19%
  Ratio of Net Investment Income to
    Average Net Assets                             4.51%*   4.70%     4.48%     4.52%      4.78%          4.90%
  Portfolio Turnover Rate                            21%*     14%        9%        2%        10%            21%
================================================================================================================
*Annualized.

----------------------------------------------------------------------------------------------------------------
                                                                CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                          YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED ------------------------------------------------------
THROUGHOUT EACH PERIOD                       MAY 31, 2001    2000      1999      1998       1997           1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  11.40 $ 10.81   $ 11.73   $ 11.45    $ 11.42        $ 11.27
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .285    .576      .563      .577       .592           .598
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   .080    .590     (.810)     .349       .121           .150
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 .365   1.166     (.247)     .926       .713           .748
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.285)  (.576)    (.563)    (.577)     (.592)         (.598)
  Distributions from Realized Capital Gains            --      --     (.110)    (.069)     (.091)            --
----------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.285)  (.576)    (.673)    (.646)     (.683)         (.598)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $  11.48 $ 11.40   $ 10.81   $ 11.73    $ 11.45        $ 11.42
================================================================================================================

TOTAL RETURN                                        3.20%  11.11%    -2.22%     8.31%      6.52%          6.91%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $  1,850 $ 1,735   $ 1,545   $ 1,489    $ 1,207        $ 1,066
  Ratio of Total Expenses to
    Average Net Assets                             0.18%*   0.18%     0.18%     0.19%      0.16%          0.19%
  Ratio of Net Investment Income to
    Average Net Assets                             4.92%*   5.23%     4.98%     4.98%      5.26%          5.38%
Portfolio Turnover Rate                              28%*     27%       11%       15%        21%            23%
================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Insured Intermediate-Term Tax-Exempt Fund, and California Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Intermediate-Term and Insured Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                               CAPITAL CONTRIBUTED    PERCENTAGE      PERCENTAGE
                                       TO VANGUARD       OF FUND   OF VANGUARD'S
CALIFORNIA TAX-EXEMPT FUND                   (000)    NET ASSETS  CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                $  474         0.02%            0.5%
Insured Intermediate-Term                      347         0.02             0.3
Insured Long-Term                              349         0.02             0.3
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2001, these arrangements reduced expenses by:


                                                      EXPENSE
                                                    REDUCTION
                                                        (000)
                                      ----------------------------------
                                       MANAGEMENT AND         CUSTODIAN
CALIFORNIA TAX-EXEMPT FUND             ADMINISTRATIVE              FEES
------------------------------------------------------------------------
Money Market                                       --              $ 16
Insured Intermediate-Term                         $ 3                11
Insured Long-Term                                  --                11
------------------------------------------------------------------------

D. During the six months ended May 31, 2001, purchases and sales of investment securities other than temporary cash investments were:

-------------------------------------------------------------
                                                (000)
                                         --------------------
CALIFORNIA TAX-EXEMPT FUND               PURCHASES      SALES
-------------------------------------------------------------
Insured Intermediate-Term                $ 254,671  $ 186,533
Insured Long-Term                          368,841    249,071
-------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Intermediate-Term Tax-Exempt Fund and the Insured Long-Term Tax-Exempt Fund had realized losses totaling $615,000 and $4,149,000, respectively, through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes at November 30, 2000, the funds had the following capital losses available to offset future capital gains:

-------------------------------------------------------------------
                                             CAPITAL LOSS
                                      -----------------------------
                                                        EXPIRATION
                                                    FISCAL YEAR(S)
                                      AMOUNT                ENDING
CALIFORNIA TAX-EXEMPT FUND             (000)           NOVEMBER 30
-------------------------------------------------------------------
Insured Intermediate-Term           $ (4,276)             2007-2008
Insured Long-Term                     (5,346)             2007-2008
-------------------------------------------------------------------

F. At May 31, 2001, net unrealized appreciation of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                        (000)
                                    -------------------------------------------
                                    APPRECIATED    DEPRECIATED   NET UNREALIZED
CALIFORNIA TAX-EXEMPT FUND           SECURITIES     SECURITIES     APPRECIATION
--------------------------------------------------------------------------------
Insured Intermediate-Term*            $  53,573      $  (1,851)        $ 51,722
Insured Long-Term*                       91,586         (5,234)          86,352
--------------------------------------------------------------------------------
*See Note E.

At May 31, 2001, the aggregate settlement value of open futures contracts expiring in September 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                        (000)
                                     -------------------------------------------
                                      NUMBER OF      AGGREGATE
                                    LONG (SHORT)    SETTLEMENT       UNREALIZED
CALIFORNIA TAX-EXEMPT FUND/           CONTRACTS          VALUE     DEPRECIATION
 FUTURES CONTRACTS
--------------------------------------------------------------------------------
Insured Intermediate-Term                  (380)      $ 37,834          $ (107)
Insured Long-Term                          (475)        47,292            (231)
--------------------------------------------------------------------------------

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Insured Long-Term Tax-Exempt and Insured Intermediate-Term Tax-Exempt Funds to change their accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the funds' net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

THE ADVANTAGES OF                                         [PICTURE OF COMPUTER]
GETTING CONNECTED
  VISIT VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

     **Choose to receive all fund reports, as well as prospectuses, online. **Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
Family of Funds

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
Appreciation Fund
Tax-Managed Growth and
Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
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Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both  Vanguard's rich past and the course we've set for the
future--our   determination  to  provide  superior  investment  performance  and top-notch service.  The image is based on two works: a painting titled The First
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sculpture  of  a  compass  rose  on   Vanguard's   campus  near  Valley   Forge,
Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap
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ACCOUNT SERVICES
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This report is intended for the fund's  shareholders.  It may not be distributed
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(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q752 072001